UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Solo Brands, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Solo Brands, Inc.

2025 NOTICE & PROXY STATEMENT

1001 Mustang Dr., Grapevine, Texas 76051
PRELIMINARY PROXY STATEMENT DATED APRIL 11, 2025 —SUBJECT TO COMPLETION
Annual Meeting of Stockholders

April [ò], 2025
To Our Stockholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Solo Brands, Inc. at 8:00 a.m. (Central time), on Friday, May 23, 2025. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
John P. Larson
Interim President and Chief Executive Officer

1001 Mustang Dr., Grapevine, Texas 76051
Notice of Annual Meeting of Stockholders

Time and Date 8:00 a.m. (Central time) Friday, May 23, 2025	Location www.virtualshareholdermeeting.com/DTC2025	Record Date March 27, 2025

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Solo Brands, Inc., a Delaware corporation (the “Company”), will be held at 8:00 a.m. (Central time) on Friday, May 23, 2025. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/DTC2025 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

1
To elect John P. Larson, Andrea K. Tarbox and Elisabeth Vanzura as Class I directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

2	To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3	To approve an amendment to our Amended and Restated Certificate of Incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware;
4	To approve amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our Class A common stock and Class B common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-100, as determined by our Board of Directors in its discretion; and
5	To approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 3 or 4.
6	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our Class A common stock and Class B common stock as of the close of business on March 27, 2025, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting during ordinary business hours at the Company’s principal executive offices. The list of these stockholders will also be available on the bottom of your screen in the Annual Meeting portal during the Annual Meeting after entering the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors
Chris Blevins
Interim General Counsel and Secretary
Grapevine, Texas
April [ò], 2025

1001 Mustang Dr., Grapevine, Texas 76051
Proxy Statement

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Solo Brands, Inc. of proxies to be voted at our 2025 Annual Meeting of Stockholders to be held on Friday, May 23, 2025 (the “Annual Meeting”), at 8:00 a.m. (Central time), and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/DTC2025 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our Class A common stock, par value $0.001 per share (the “Class A Common Stock”), and our Class B common stock, par value $0.001 per share (the “Class B Common Stock,” and together with our Class A Common Stock, the “Common Stock”), as of the close of business on March 27, 2025 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 59,186,521 shares of Class A Common Stock and 33,091,989 shares of Class B Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Class A Common Stock and Class B Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. The holders of Class A Common Stock and Class B Common Stock will vote together as a single class on all matters to be presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2024 (the “2024 Annual Report”) will be released on or about April [●], 2025 to our stockholders as of the Record Date.
In this proxy statement, “Solo Brands”, “Company”, “we”, “us”, and “our” refer to Solo Brands, Inc.
BACKGROUND AND CERTAIN DEFINED TERMS
On October 28, 2021, we completed our initial public offering (the “IPO”). Prior to the completion of the IPO, we undertook certain reorganization transactions such that Solo Brands, Inc. is a holding company, and its sole material asset is a controlling equity interest in Solo Stove Holdings, LLC (“Holdings”). As the managing member of Holdings, Solo Brands, Inc. operates and controls the business and affairs of Holdings and its subsidiaries and has the obligation to absorb losses and receive benefits from Holdings. As used in the proxy statement, unless the context otherwise requires:
•“Continuing LLC Owners” refers to Original LLC Owners who continue to own LLC Interests and who may exchange their LLC Interests for shares of our Class A Common Stock, in each case, together with a cancellation of the same number of its shares of Class B Common Stock.
•“Former LLC Owners” refers to all of the Original LLC Owners (excluding the Continuing LLC Owners) who exchanged their indirect ownership interests in Holdings for shares of our Class A Common Stock in connection with the IPO.
•“Holdings LLC Agreement” refers to the Amended and Restated Limited Liability Agreement of Holdings, dated as of October 27, 2021.
•“LLC Interests” refer to a single class of common membership interests of Holdings.
•“Original LLC Owners” refer to the direct and certain indirect owners of Holdings, collectively, prior to the Reorganization Transactions.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, MAY 23, 2025
This Proxy Statement and our 2024 Annual Report to Stockholders are available at http://www.proxyvote.com

Solo Brands, Inc.	1	2025 Proxy Statement

PROPOSALS
At the Annual Meeting, our stockholders will be asked:

1
To elect John P. Larson, Andrea K. Tarbox and Elisabeth Vanzura as Class I directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

2	To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3	To approve an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware;
4	To approve amendments to our Certificate of Incorporation to effect a reverse stock split of our Class A Common Stock and Class B Common Stock at a ratio ranging from any whole number between 1-for-10 and 1-for-100, as determined by our Board of Directors in its discretion;
5	To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 3 or 4; and
6	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
RECOMMENDATIONS OF THE BOARD
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:
•FOR the election of John P. Larson, Andrea K. Tarbox and Elisabeth Vanzura as Class I directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•FOR the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
•FOR the approval of an amendment to our Certificate of Incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware;
•FOR the approval of amendments to our Certificate of Incorporation to effect a reverse stock split of our Common Stock at a ratio ranging from any whole number between 1-for-10 and 1-for-100, as determined by our Board of Directors in its discretion; and
•FOR the approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 3 or 4.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Solo Brands, Inc.	2	2025 Proxy Statement

INFORMATION ABOUT THIS PROXY STATEMENT
Why you received this proxy statement. You are viewing or have received these proxy materials because Solo Brands’ Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Voting Instructions. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the proxy materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials for the Annual Meeting or in the future, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

Solo Brands, Inc.	3	2025 Proxy Statement

Questions and Answers About the 2025 Annual Meeting of Stockholders

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
The Record Date for the Annual Meeting is March 27, 2025. You are entitled to vote at the Annual Meeting only if you were a holder of record of Class A Common Stock or Class B Common Stock at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Class A Common Stock and Class B Common Stock is entitled to one vote on all matters presented at the Annual Meeting. The holders of Class A Common Stock and Class B Common Stock will vote together as a single class on all matters presented to stockholders at the Annual Meeting. At the close of business on the Record Date, there were 59,186,521 shares of Class A Common Stock and 33,091,989 shares of Class B Common Stock outstanding and entitled to vote at the Annual Meeting, representing 64.1% and 35.9% of the combined voting power of our Common Stock, respectively.
WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, our proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If you have not received a 16-digit control number, you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority of the voting power of the outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum.
WHO CAN ATTEND THE ANNUAL MEETING?
Solo Brands has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are a Solo Brands stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/DTC2025. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you are not a stockholder as of the Record Date or you lose your 16-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 8:00 a.m. (Central time). We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Central time, and you should allow ample time for the check-in procedures.
WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?
If a quorum is not present at the scheduled time of the Annual Meeting, then either (i) the chairperson of the Annual Meeting or (ii) if so determined by the Board, a majority of the voting power of the outstanding shares of Common Stock entitled to vote thereon, present online or represented by proxy, shall have the power to adjourn the meeting.

Solo Brands, Inc.	4	2025 Proxy Statement

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE SET OF PROXY MATERIALS?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
HOW DO I VOTE?
Stockholders of Record. If you are a stockholder of record, you may vote:

By Internet You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card;	By Telephone You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;	By Mail You can vote by mail by signing, dating and mailing the proxy card, which you received by mail; or
Electronically at the Meeting
If you attend the meeting online, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on May 22, 2025. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote at any time prior to the exercise of the proxy:
•by submitting a duly executed proxy card bearing a later date;
•by granting a subsequent proxy through the Internet or telephone;
•by giving written notice of revocation to the Secretary of Solo Brands prior to the Annual Meeting; or
•by voting online at the Annual Meeting.

Solo Brands, Inc.	5	2025 Proxy Statement

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number from your bank or broker.
WHO WILL COUNT THE VOTES?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board's recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
WHY HOLD A VIRTUAL MEETING?
A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/DTC2025. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/DTC2025. Technical support will be available on the date of the Annual Meeting starting at 7:45 a.m. Eastern Time and until the end of the meeting.
WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?
As part of the Annual Meeting, we will hold a short live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to both the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the two question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Solo Brands, Inc.	6	2025 Proxy Statement

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.
HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes

Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal, however they would have no effect under the applicable voting standard.

Proposal 3: Approval of an Amendment to the Company’s Certificate of Incorporation to Provide for Officer Exculpation from Breaches of Fiduciary Duty	The affirmative vote of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote on the proposal, voting together as a single class.	Abstentions and broker non-votes will have the same effect as votes against the proposal.

Proposal 4: Approval of Amendments to the Company’s Certificate of Incorporation to Effect a Reverse Stock Split of our Class A Common Stock and Class B Common Stock at a ratio ranging from any whole number between 1-for-1 and 1-for-100, as determined by our Board in its discretion.
	The affirmative vote of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote on the proposal, voting together as a single class.	Abstentions and broker non-votes will have the same effect as votes against the proposal. However, we do not expect any broker non-votes on this proposal.

Proposal 5: Approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to approve Proposals 3 or 4.	The affirmative vote of the holders of a majority of the votes cast.	Abstentions and broker non-votes will have no effect. However, we do not expect any broker non-votes on this proposal.

WHAT IS A “VOTE WITHHELD” AND AN “ABSTENTION” AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the cases of Proposals 2, 3, 4 and 5 represent a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on Proposals 2 and 5, and abstentions have the same effect as a vote against on Proposals 3 and 4.
WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as Proposals 2 and 4, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as Proposals 1, 3 and 5. Broker non-votes count for purposes of determining whether a quorum is present.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

Solo Brands, Inc.	7	2025 Proxy Statement

Proposals to be Voted on

Proposal 1: Election of Directors
At the Annual Meeting, three (3) Class I directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2028 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have eight (8) directors on our Board. Our current Class I Directors are John P. Larson, Andrea K. Tarbox and Elisabeth Vanzura. The Board has nominated each of the foregoing director candidates to serve as Class I directors until the 2028 Annual Meeting.
Directors are elected by a plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the election of directors.
In accordance with our Certificate of Incorporation and Amended and Restated Bylaws (the "Bylaws"), our Board of Directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to the directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. The current class structure is as follows: Class I, whose current term will expire at the Annual Meeting, and, if elected at the Annual Meeting, whose subsequent term will expire at the 2028 Annual Meeting; Class II, whose term will expire at the 2026 Annual Meeting; and Class III, whose term will expire at the 2027 Annual Meeting. The current Class I Directors are John P. Larson, Andrea K. Tarbox and Elisabeth Vanzura; the current Class II Directors are Paul Furer and Michael C. Dennison; and the current Class III Directors are Matthew Guy-Hamilton, Peter Laurinaitis and David Powers.
Our Certificate of Incorporation and Bylaws provide that, subject to the rights of holders of any series of preferred stock, the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Directors may be removed only for cause and only by the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of stock entitled to vote generally in the election of directors, at a meeting duly called for this purpose.
If you submit a proxy, but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as directors of the persons whose names and biographies appear below. Each nominee has consented to be named in this proxy statement and has agreed to serve if elected. In the event that any of John P. Larson, Andrea K. Tarbox, or Elisabeth Vanzura should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size or leave the vacancy unfilled until an appropriate candidate is identified or reduce the size of the Board to eliminate the unfilled seat. The Board has no reason to believe that any of the director nominees will be unable or unwilling to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.
VOTE REQUIRED
Directors are elected by a plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of each of the below director nominees.

Solo Brands, Inc.	8	2025 Proxy Statement

Nominees for CLASS I DIRECTORS (current terms to expire at the 2025 Annual Meeting; subsequent terms to expire at the 2028 Annual Meeting)
The current members of the Board who are also nominees for election to the Board are as follows:

Name	Age	Served as a Director Since	Position with Solo Brands

John P. Larson	62	2024	Interim President, Chief Executive Officer and Director
Andrea K. Tarbox	74	2021	Director
Elisabeth Vanzura	60	2025	Director

John P. Larson
Interim President and Chief Executive Officer and Director | Age: 62 | Director Since: 2024
Mr. Larson has been a member of our Board since December 2024 and has served as our Interim President and Chief Executive Officer since February 2025. He served as Chief Executive Officer of Bestop, Inc., a leading manufacturer of soft tops and accessories for Jeep vehicles, from 2015 through 2021. He previously served as Chief Executive Officer of Escort Inc., an automobile electronics manufacturer from 2008 to 2014 and as its President and Chief Operating Officer from 2007 to 2008. Prior to that, he worked in a number of senior management positions at General Motors Company, a leading car manufacturer, from 1986 to 2007. He has served on a number of public and private company boards, including as Chairman of IAA, Inc. from 2019 until 2023; the Lead Independent Director of KAR Auction Services, Inc., a provider of vehicle auction services, from 2014 to 2019, and a director for SCA Performance, Inc. a leading manufacturer of high-end custom trucks for Ford, GM and Dodge, from 2018 to 2020. Mr. Larson received a B.S. in Finance from Northern Illinois University and an M.S. in Management from Purdue University.

We believe Mr. Larson is qualified to serve on our Board due to his extensive knowledge of consumer products industries and his leadership experience.

Solo Brands, Inc.	9	2025 Proxy Statement

Andrea K. Tarbox
Director | Age: 74 | Director Since: 2021
Ms. Tarbox has been a member of our Board since August 2021, and served as the Company’s interim Chief Financial Officer from December 10, 2023 until February 5, 2024. Ms. Tarbox has served on the board of directors of Live Oak Acquisition Corp. V since February 2025. Previously, Ms. Tarbox served as CFO and a member of the board of directors for Live Oak Acquisition Corp. II, a special purpose acquisition company (formerly NYSE: LOKB), from December 2020 until October 2021 and as Chief Financial Officer and a member of the board of directors of Live Oak Acquisition Corp. (formerly NYSE: LOAK), a special purpose acquisition company, from May 2020 until December 2020. Prior to that, Ms. Tarbox served as Chief Financial Officer and Vice President of KapStone Paper & Packaging (formerly NYSE: KS), from 2007 until 2018. Previously, Ms. Tarbox held positions at various companies, including Uniscribe Professional Services, Inc., a provider of paper- and technology-based document management solutions, Gartner Inc., a research and advisory company, British Petroleum, p.l.c., (NYSE:BP) and Fortune Brands, Inc., a holding company with diversified product lines. Ms. Tarbox earned a B.A. degree in Psychology from Connecticut College and an M.B.A. from the University of Rhode Island.

We believe Ms. Tarbox is well-qualified to serve on our Board due to her extensive accounting and financial experience, operational background, and her significant experience in acquiring and integrating companies.

Elisabeth Vanzura
Director | Age: 60 | Director Since: 2025
Ms. Vanzura has been a member of our Board since January 2025 and has served as our Interim Chief Marketing Officer since March 2025. Ms. Vanzura is the co-founder of GAI Insights, an advisory firm guiding companies on generative AI strategies, since 2023. Ms. Vanzura served as Head of Brand Strategy, Client Lead and Executive Producer for Conductor Productions, a broadcast and digital content creation partner, from March 2020 to June 2023 and Chief Marketing Officer of Rangoon Ruby, a Burmese food chain, from July 2018 to August 2019. She has served in other senior marketing roles at Wahlburgers & Alma Nove, MMB Advertising, General Motors and Volkswagen of America. She received her B.S. in Mechanical Engineering from the General Motors Institute (Kettering University) and her M.B.A. from Harvard University.

We believe Ms. Vanzura's technology and marketing expertise are valuable additions to the Board.

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Continuing members of the Board of Directors:
CLASS II DIRECTORS (terms to expire at the 2026 Annual Meeting)
Paul Furer
Mr. Furer, age 39, has been a member of our Board since October 2020. Mr. Furer is a Partner at Summit Partners L.P. Mr. Furer joined Summit in 2011 and oversees several Summit portfolio companies in the consumer, financial and business services industries. Prior to that, Mr. Furer was an Analyst at Jefferies & Company, from April 2010 to June 2011, and at Bank of America Merrill Lynch, from June 2008 to April 2010. Mr. Furer holds a B.S. in Finance from Indiana University, Kelley School of Business and a M.B.A. from Columbia Business School.
We believe Mr. Furer is qualified to serve on our Board due to his knowledge of strategy, finance and management.
Michael C. Dennison
Mr. Dennison, age 57, has been a member of our Board since May 2022. He serves as Lead Director and is a member of both the Compensation and Audit committees. Mr. Dennison is the Chief Executive Officer of Fox Factory Holding Corp. (“Fox”) and has served in this position since June 2019 and as a director of Fox since February 2018. Mr. Dennison initially joined Fox in August 2018 as President, Powered Vehicles Group. Prior to joining Fox, Mr. Dennison was most recently President and Chief Marketing Officer for Flex Ltd. (“Flex”) from February 2012 to August 2018. While at Flex, Mr. Dennison served in a number of other leadership roles, from leading the procurement and global supply chain organizations for the company, to serving as Senior Vice President of Business Management for both the High-Velocity Solutions group and the Mobile and Consumer Segment. Prior to joining Flex, he was the Regional Director at Arrow Electronics, based in New York. Mr. Dennison earned a Bachelor of Arts degree in liberal arts from Oregon State University in 1989.
We believe Mr. Dennison is qualified to serve on our Board due to his extensive business experience and knowledge and current experience as a public company chief executive officer.
CLASS III DIRECTORS (terms to expire at the 2027 Annual Meeting)
Matthew Guy-Hamilton
Mr. Guy-Hamilton, age 41, has been a member of our Board since October 2020. Mr. Guy-Hamilton is a Managing Director of Summit Partners L.P., a private equity investment company. Mr. Guy-Hamilton joined Summit in 2005, oversees several Summit portfolio companies, and serves as co-head of the Financial Services and Technology Group. Mr. Guy-Hamilton served on the board of directors of EngageSmart, Inc. (NYSE:ESMT) from September 2021 through January 2024. Mr. Guy-Hamilton graduated summa cum laude, with a B.A. in Economics, from Colby College.
We believe Mr. Guy-Hamilton is qualified to serve on our Board due to his knowledge of finance, general management, and our industry.
Peter Laurinaitis
Mr. Laurinaitis, age 54, has been a member of our Board since March 2025. Mr. Laurinaitis served as a Partner in the Restructuring and Special Situations Group of PJT Partners from the founding of PJT Partners in 2015 through 2024. Prior to joining PJT Partners, Mr. Laurinaitis worked for The Blackstone Group and served as a Senior Managing Director in its Restructuring Group from 2001 through 2015, and also served as a CPA at Arthur Andersen and as a Manager in its Corporate Restructuring Group from 1993 through 2000. Mr. Laurinaitis holds a B.S.B.A. and an M.S.A. from the University of Central Florida and an M.B.A. from the Wharton School of the University of Pennsylvania.  Mr. Laurinaitis is a Certified Public Accountant (inactive), Certified Insolvency and Restructuring Advisor, and a Certified Turnaround Professional.
We believe Mr. Laurinaitis is qualified to serve on our Board due to his extensive experience in financial strategy, special situations, capital raising, M&A and restructuring advisory.

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David Powers
Mr. Powers, age 58, has been a member of our Board since May 2022. Mr. Powers currently serves as a director of Deckers Outdoor Corporation, a global footwear and apparel company (NYSE: DECK) (“Deckers”), and has served in this position since July 2024. Mr. Powers joined Deckers in 2012 and served in various roles with Deckers, including, President and Chief Executive Officer, in 2016. Prior to joining Deckers, he held executive leadership roles at Converse, including four years as Vice President of Global Direct-to-Consumer where he successfully guided the expansion of the brand globally, and Timberland, where he led worldwide retail merchandising, marketing, visual and store design, as well as the creation of a sustainable line of footwear and apparel. Mr. Powers earned a B.S. in Marketing from Northeastern University.
We believe Mr. Powers is qualified to serve on our Board due to his extensive experience in and knowledge of the consumer goods industry and his current experience as a public company chief executive officer.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed BDO USA, P.C. ("BDO") as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of BDO is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Neither BDO nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of BDO is expected to attend the 2025 Annual Meeting and to be available to make a statement or respond to appropriate questions from stockholders.
The Audit Committee conducted a competitive search process to determine the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025. As a result of this process, on April 7, 2025, the Audit Committee approved the engagement of BDO as the Company’s independent registered public accounting firm and subsequently notified and dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm.
EY served as the Company’s independent registered public accounting firm since 2021. The audit reports of EY on the Company’s financial statements as of and for the fiscal years ended December 31, 2023 and December 31, 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the two most recent fiscal years and through April 7, 2025, there were no (a) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the related instructions thereto) with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of such disagreements in connection with its reports, or (b) “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K), other than the material weaknesses in the Company’s internal control over financial reporting identified by management described below.
As reported in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 10-K”), the Company reported material weaknesses in its internal control over financial reporting related to the aggregation of control deficiencies over segregation of duties, information technology change management, and resource constraints in the Company’s accounting function to address changes in the business in the fourth quarter of 2024. In Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 10-K”), the Company reported material weaknesses in its internal control over financial reporting related to the lack of timely execution of controls within the financial statement close process and the lack of sufficient resources within the Company’s accounting function. These material weaknesses were discussed by the Audit Committee and EY.
The Audit Committee discussed the material weaknesses in the Company’s internal control over financial reporting with EY and has authorized EY to respond fully to the inquiries of BDO concerning such material weaknesses.
The Company provided EY with a copy of the disclosures contained in its Current Report on Form 8-K (“Form 8-K”) and requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the

Solo Brands, Inc.	12	2025 Proxy Statement

statements contained in the Form 8-K. A copy of EY’s letter, dated April 10, 2025, was filed as Exhibit 16.1 to the Form 8-K filed on April 10, 2025.
During the years ended December 31, 2023 and 2024 and through April 10, 2025, neither the Company nor anyone on its behalf consulted with BDO with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
In the event that the appointment of BDO is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2026. Even if the appointment of BDO is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
VOTE REQUIRED
This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of BDO, we do not expect any broker non-votes in connection with this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of BDO as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2025.

Proposal 3: Approval of an Amendment to Our Amended and Restated Certificate of Incorporation to Provide for Officer Exculpation
General
As part of its continuing review of our corporate governance standards and practices, the Board has unanimously approved and declared advisable, subject to stockholder approval, an amendment (the “Exculpation Amendment”) of our Certificate of Incorporation to reflect developments in Delaware law. The text of the Exculpation Amendment, which would add a new Article XIV to the Certificate of Incorporation, is attached to this Proxy Statement as Annex A.
Effective August 1, 2022, Section 102(b)(7) of the General Corporation Law of the State of Delaware (the “DGCL”) was amended (“Amended 102(b)(7)”) to enable a corporation to include in its certificate of incorporation a provision exculpating certain corporate officers from liability for breach of the fiduciary duty of care in certain circumstances. Previously, Section 102(b)(7) of the DGCL provided for the ability to exculpate only directors, and our Certificate of Incorporation currently limits the monetary liability of our directors in certain circumstances consistent with Section 102(b)(7) of the DGCL. Amended 102(b)(7) allows for the exculpation of certain officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Further, Amended 102(b)(7) does not permit a corporation to exculpate covered officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Under Amended 102(b)(7), the officers who may be exculpated include a person who (i) is the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer of the corporation at any time during the course of conduct alleged in the action or proceeding to be wrongful, (ii) is or was identified in the corporation’s public filings with the SEC because such person is or was one of the most highly compensated executive officers of the corporation, or (iii) has consented to services of process in Delaware by written agreement (collectively, the “Covered Officers”).

Solo Brands, Inc.	13	2025 Proxy Statement

Effect of the Amendment
The proposed Amendment would allow for the exculpation of our officers to the fullest extent permitted by the DGCL. As described above, this currently means that the proposed Exculpation Amendment would allow for the exculpation of Covered Officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate such officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. Further, the Amendment would not limit the liability of Covered Officers for any breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which a Covered Officer derived an improper personal benefit. Our current executive officers may have an interest in the approval of the Exculpation Amendment, as they may be exculpated from liability for certain actions to the extent consistent with the DGCL.
Rationale for Adoption of the Amendment
Our Board believes that adopting the Exculpation Amendment would better position the Company to attract top officer candidates and retain our current officers. The Exculpation Amendment would also more closely align the protections available to our officers with those already available to our directors. We believe that failing to adopt the Exculpation Amendment could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceeds the benefits of serving as an officer of the Company.
In addition, adopting the Amendment would enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. The nature of the role of officers often requires them to make decisions on crucial matters. Frequently, officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability based on hindsight, especially in the current litigious environment and regardless of merit. Limiting our current and prospective officers’ concern about personal risk would empower officers to best exercise their business judgment in furtherance of stockholder interests and better position the Company to retain our current officers and attract top officer candidates. We believe that enhancing our ability to retain and attract experienced officers is in the best interests of the Company and its stockholders and we should seek to assure such officers that exculpation under certain circumstances is available.
If our stockholders approve the Exculpation Amendment, our Board has authorized our officers to file a Certificate of Amendment in the form of Annex A with the Secretary of State of the State of Delaware (“Delaware Secretary of State”), which we anticipate doing as soon as practicable following stockholder approval of the Exculpation Amendment at the Annual Meeting, and the Certificate of Amendment would become effective upon acceptance by the Delaware Secretary of State. However, even if our stockholders approve the Exculpation Amendment, our Board retains discretion to determine when to file the Certificate of Amendment with the Delaware Secretary of State, or to abandon the Exculpation Amendment notwithstanding prior stockholder approval of the Exculpation Amendment.
If our stockholders do not approve the Exculpation Amendment, the Company’s current exculpation provisions relating to directors will remain in place, and the Certificate of Amendment in the form in Annex A will not be filed with the Delaware Secretary of State.
Approval of this Proposal 3 to amend our Certificate of Incorporation is not contingent on approval of Proposal 4 or any other proposal, and if only Proposal 3 or only Proposal 4 is approved by our stockholders, our Certificate of Incorporation will be amended only to reflect the amendment that was approved by our stockholders. Subject to the Board’s discretion to abandon the Exculpation Amendment or the Reverse Stock Split Amendments (as defined below), if both Proposal 3 and Proposal 4 are approved by our stockholders, our Certificate of Incorporation will then be amended to reflect both proposed amendments (including, for the Reverse Stock Split Amendments, the ratio selected by the Board).
VOTE REQUIRED
This proposal requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote on the proposal, voting together as a single class. Abstentions and broker non-votes will have the same effect as votes against the proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of the Amendment to the Company’s Certificate of Incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the DGCL.

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Proposal 4: Approval of Amendments to Our Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split of Common Stock
General
The Board has unanimously approved and declared advisable, subject to stockholder approval, amendments to the Certificate of Incorporation (the “Reverse Stock Split Amendments”), to effect, at the sole discretion of the Board, a reverse stock split of our Class A Common Stock and our Class B Common Stock by combining shares of each such class of Common Stock into a lesser number of shares of the applicable class of Common Stock at a ratio ranging from any whole number between and including 1-for-10 and 1-for-100 (the “Reverse Stock Split”), with the exact ratio within such range to be determined by the Board in its discretion, subject to the Board’s authority to abandon the other amendments notwithstanding stockholder approval of such amendments. The text of the form of Reverse Stock Split Amendments, one of which would be filed with the Delaware Secretary of State by means of a Certificate of Amendment to amend Article I to the Certificate of Incorporation, is attached to this Proxy Statement as Annex B.
By approving this proposal, stockholders will approve alternative amendments to our Certificate of Incorporation pursuant to which a whole number of outstanding shares of our Class A Common Stock and Class B Common Stock between 10 and 100, inclusive, would be combined into one share of our Class A Common Stock or one share of our Class B Common Stock, as applicable. The number of shares of Class A Common Stock underlying outstanding equity awards and available for future awards under our equity incentive plans would also be proportionately reduced in the same manner as a result of the Reverse Stock Split, as described below. Upon receiving stockholder approval, the Board will have the authority, but not the obligation, in its sole discretion, to elect, without further action on the part of the stockholders, whether to effect the Reverse Stock Split and, if so, to determine the Reverse Stock Split ratio from among the approved range described above and to effect the Reverse Stock Split by filing a Certificate of Amendment in the form of Annex B with the Delaware Secretary of State to be effective as of the Effective Time (as defined below), and all other amendments will be abandoned.
The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including, without limitation, the anticipated impact of the Reverse Stock Split on the continued listing on the The New York Stock Exchange ("NYSE") of our Class A Common Stock, general market and economic conditions, the historical and then-prevailing trading price and trading volume of our Class A Common Stock and the anticipated impact of the Reverse Stock Split on the trading price and trading volume of our Class A Common Stock. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders.
Because the Reverse Stock Split will decrease the number of outstanding shares of our Class A Common Stock and Class B Common Stock by a ratio in the range of 1-for-10 to 1-for-100 but would not effect a decrease to the number of shares of Class A Common Stock and Class B Common Stock, as applicable, that the Company is authorized to issue under the Certificate of Incorporation, the proposed Reverse Stock Split Amendments would result in a relative increase in the number of authorized and unissued shares of our Class A Common Stock and Class B Common Stock.
For more information on the relative increase in the number of authorized shares of our Common Stock, see “Principal Effects of the Reverse Stock Split-Issued and Outstanding Shares of Class A Common Stock and Class B Common Stock” below.
Purpose and Background of the Reverse Stock Split
On April 11, 2025, the Board approved the proposed Reverse Stock Split Amendments for the following reasons:
•implementing the Reverse Stock Split could be an effective means of regaining compliance with the minimum bid price requirement for continued listing of our Class A Common Stock on the NYSE;
•continued listing on the NYSE could help to increase broker interest in our Class A Common Stock and may make our Class A Common Stock more attractive to a broader range of investors. Notably, some trading firms discourage investors from investing in lower priced stocks that are traded in the over-the-counter market;
•the Reverse Stock Split could decrease trading price volatility for our Class A Common Stock; and

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•a higher stock price, which may be achieved through a Reverse Stock Split, could help attract, retain and motivate employees, even if our Class A Common Stock is no longer trading on the NYSE.
NYSE Requirements for Continued Listing
Our Class A Common Stock is listed on the NYSE under the symbol “DTC.” For our Class A Common Stock to continue trading on the NYSE, the Company must comply with various listing standards, including that the Company maintain a minimum average closing share price of $1.00 per share of Class A Common Stock over a consecutive 30 trading-day period. The primary objective for effecting the Reverse Stock Split, should the Board determine to implement the Reverse Stock Split, would be to increase the per share trading price of our Class A Common Stock in order to regain compliance with the NYSE’s continued listing minimum price criterion.
On February 25, 2025 (the “Notification Date”), we received a letter from the Regulation Department of the NYSE notifying us that the 30-trading-day average closing share price for the Company’s Class A Common Stock was below the minimum $1.00 per share required for continued listing on the NYSE pursuant to Section 802.01C of the NYSE Listed Company Manual (“Section 802.01C”). Under Section 802.01C, the Company has a period of six months from receipt of the notice to regain compliance with the minimum stock price listing requirement. The Company may regain compliance at any time during the six-month cure period if on the last trading day of any calendar month during the six-month cure period the Class A Common Stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. Under the NYSE’s rules, if the Company determines that it will cure the stock price deficiency by taking an action that will require stockholder approval at its next annual meeting of stockholders, the price condition will be deemed cured if the price promptly exceeds $1.00 per share, and the price remains above that level for at least the following 30 trading days.
On February 28, 2025, we notified the NYSE that we intend to regain compliance with Section 802.01C through, among other options, a reverse stock split, for which we would seek stockholder approval at the Annual Meeting.
If we fail to regain compliance with the minimum stock price listing requirement by August 25, 2025, the NYSE will provide written notification that the Company’s Class A Common Stock will be delisted. At that time, we may appeal the NYSE’s determination to a Committee of the Board of Directors of the Exchange. If we appeal, the Company must state with specificity the grounds on which we intend to challenge the determination of the NYSE staff. There can be no assurance that such an appeal would be successful.
If our Class A Common Stock is delisted from the NYSE, the trading market for our Class A Common Stock could become significantly less liquid, which could further reduce the trading price of our Class A Common Stock and increase the transaction costs of trading in shares of our Class A Common Stock. Such delisting from the NYSE and continued or further decline in our stock price could also impair our ability to raise additional necessary capital through equity or debt financing.
If the Reverse Stock Split is effected, it would cause a decrease in the total number of shares of our Class A Common Stock outstanding and increase the market price of our Class A Common Stock immediately following the Reverse Stock Split.
IF THIS PROPOSAL IS NOT APPROVED, WE MAY BE UNABLE TO MAINTAIN THE LISTING OF OUR CLASS A COMMON STOCK ON THE NYSE, WHICH COULD ADVERSELY AFFECT THE LIQUIDITY AND MARKETABILITY OF OUR CLASS A COMMON STOCK.
Investor Interest and Liquidity
In addition, in approving the proposed Reverse Stock Split Amendments, the Board considered that the Reverse Stock Split and the anticipated resulting increase in the per share price of our Class A Common Stock could encourage increased investor interest in our Class A Common Stock and promote greater liquidity for our stockholders.
In the event that our Class A Common Stock were to be delisted from the NYSE, our Class A Common Stock would likely trade in the over-the-counter market. If our Class A Common Stock were to trade on the over-the-counter market, selling our Class A Common Stock could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, many brokerage houses and institutional investors have internal policies and practices that prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, further limiting the liquidity of our Class A Common Stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our Class A Common Stock. Additionally, investors may be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. A greater price per share of our Class A Common Stock could allow a broader range of institutions to invest in our Class A Common

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Stock. For all of these reasons, we believe the Reverse Stock Split could potentially increase marketability, trading volume, and liquidity of our Class A Common Stock.
Decrease Price Volatility
The Board considered that the expected increase in the trading price of our Class A Common Stock as a result of the Reverse Stock Split could decrease trading price volatility, as currently, small changes in the price of our Class A Common Stock result in relatively large percentage changes in such price.
Employee Retention
The Board considered that the Company’s employees and directors who are compensated in the form of our equity-based securities may be less incentivized and invested in the Company if our Class A Common Stock is no longer listed on the NYSE. Accordingly, the Board believes that maintaining the NYSE listing qualifications for our Class A Common Stock, can help attract, retain, and motivate employees and members of our Board.
In light of the factors mentioned above, our Board unanimously approved the proposed Reverse Stock Split Amendments to effect the Reverse Stock Split as a potential means of increasing and maintaining the price of our Class A Common Stock to above $1.00 per share to regain compliance with the NYSE's minimum stock price listing requirement.
Board Discretion to Implement the Reverse Stock Split
The Board believes that stockholder approval of a range of ratios (as opposed to a single reverse stock split ratio) is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be effected, if any. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be a whole number in a range of 1-for-10 to 1-for-100. The Board can only authorize the filing of one Reverse Stock Split Amendment with the Delaware Secretary of State and all other Reverse Stock Split Amendments will be abandoned. The Board also has the authority to abandon all Reverse Stock Split Amendments.
In determining the Reverse Stock Split ratio and whether and when to effect the Reverse Stock Split following the receipt of stockholder approval, the Board will consider a number of factors, including, without limitation:
•our ability to maintain the listing of our Class A Common Stock on the NYSE;
•the historical trading price and trading volume of our Class A Common Stock;
•the number of shares of our Class A Common Stock outstanding immediately before and after the Reverse Stock Split;
•the then-prevailing trading price and trading volume of our Class A Common Stock and the anticipated impact of the Reverse Stock Split on the trading price and trading volume of our Class A Common Stock;
•the anticipated impact of a particular ratio on the number of holders of our Class A Common Stock; and
•prevailing general market and economic conditions.
We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If our Board chooses to implement the Reverse Stock Split, we will make a public announcement regarding the determination of the Reverse Stock Split ratio.
Risks Associated with the Reverse Stock Split
There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not cure our non-compliance with other NYSE listing requirements or result in a sustained increase in the per share price of our Class A Common Stock. There is no assurance that:
•the market price per share of our Class A Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Class A Common Stock outstanding immediately before the Reverse Stock Split;
•the Reverse Stock Split will result in a per share price that will increase the level of investment in our Class A Common Stock by institutional investors or increase analyst and broker interest in the Company;

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•the Reverse Stock Split will decrease the price volatility of our Class A Common Stock;
•the Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees and other service providers who receive compensation in the form of our equity-based securities; and
•the market price per share of our Class A Common Stock will either exceed or remain in excess of the $1.00 minimum closing price as required by the NYSE, or that we will otherwise meet the requirements of the NYSE for continued inclusion for trading on the NYSE. We may be subject to delisting proceedings prior to or following the stockholders' vote on this proposal, or prior to or following the execution of the Reverse Stock Split due to non-compliance with other listing requirements.
Stockholders should note that the effect of the Reverse Stock Split, if any, upon the trading price of our Class A Common Stock cannot be accurately predicted. In particular, we cannot assure you that the price for a share of our Class A Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Class A Common Stock outstanding before the Reverse Stock Split or, even if it does, that such price will be maintained for any period of time.
Even if an increased per share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above under “-Purpose of the Reverse Stock Split.” Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our Class A Common Stock.
While our aim is that the Reverse Stock Split will be sufficient to maintain our listing on the NYSE, it is possible that, even if the Reverse Stock Split results in a bid price for our Class A Common Stock that exceeds $1.00 per share of Class A Common Stock, we may not be able to continue to satisfy the NYSE’s additional requirements and standards for continued listing of our Class A Common Stock on the NYSE. In addition, we may be subject to delisting proceedings prior to or following the stockholders’ vote on this proposal, or prior to or following the execution of the Reverse Stock Split due to non-compliance with other NYSE listing requirements. Specifically, the NYSE listing rules provide that the NYSE will immediately suspend trading of our Class A Common Stock and commence delisting proceedings, without providing a cure period, if our Class A Common Stock trades at levels viewed to be abnormally low, which is generally viewed as a price at or below $0.10, or if our average market capitalization over a consecutive 30 day-trading period is less than $15 million. If this occurred, we would not have an opportunity to cure these deficiencies, and our Class A Common Stock would be suspended from trading on the NYSE.
We believe that the Reverse Stock Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split, particularly if the price of our Class A Common Stock does not increase as a result of the Reverse Stock Split. If the trading price of our Class A Common Stock declines after the Reverse Stock Split is effected, the decline in our overall market capitalization may be greater than would have occurred in the absence of a Reverse Stock Split, which could also result in the delisting of our Class A Common Stock by the NYSE. Because the Reverse Stock Split will reduce the number of shares of our Class A Common Stock available in the public market, the trading market for our Class A Common Stock may also become more volatile.
In addition, if the Reverse Stock Split is implemented, it may increase the number of stockholders who own “odd lots” of less than 100 shares of Class A Common Stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of our Class A Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their shares of our Class A Common Stock.
Any implementation of the Reverse Stock Split will not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in the Company (subject to the treatment of fractional shares). However, should the overall value of our Class A Common Stock decline as a result of the Reverse Stock Split, then the actual or intrinsic value of the shares of our Common Stock held by you would also proportionately decrease as a result of the overall decline in value.
Principal Effects of the Reverse Stock Split
Issued and Outstanding Shares of Class A Common Stock and Class B Common Stock
Our Certificate of Incorporation provides that in no event will any reverse stock split be declared or made on any class of Common Stock unless a corresponding reverse stock split is made for all other classes of outstanding Common Stock in the same proportion and the same manner (unless the holders of shares representing a majority of the voting power of any such other class of Common

Solo Brands, Inc.	18	2025 Proxy Statement

Stock (voting separately as a single class) waive such requirement in advance and in writing, in which event no such reverse stock split need be made for such other class of Common Stock).
If the Reverse Stock Split is approved and effected, each holder of our Class A Common Stock and Class B Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of our Class A Common Stock or Class B Common Stock, as applicable, upon effectiveness of the Reverse Stock Split. As of March 27, 2025, 59,186,521 shares of our Class A Common Stock and 33,091,989 shares of our Class B Common Stock were issued and outstanding. The Reverse Stock Split would be effected simultaneously at the same exchange ratio for all outstanding shares of Class A Common Stock and Class B Common Stock, as required by our Certificate of Incorporation. Except for adjustments that may result from the treatment of fractional shares (as described below), the Reverse Stock Split would affect all stockholders uniformly and would not change any stockholder’s relative percentage ownership interest in the Company, voting rights, or other rights that accompany shares of our Class A Common Stock and Class B Common Stock. Shares of our Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable, and the par value per share of each class of Common Stock will remain $0.001.
The Reverse Stock Split would not have any effect on the number of authorized shares of preferred stock, which would remain at 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock,” and together with our Class A Common Stock and our Class B Common Stock, our “Capital Stock”). Currently no shares of preferred stock are outstanding.
Issued and Outstanding LLC Interests of Holdings
The Company and Holdings have an “Up-C” structure. The Holdings LLC Agreement provides that, except as otherwise determined by the Company, as the sole manager of Holdings (subject to the approval of Summit Partners Growth Equity Fund X-A, L.P.), the Company shall not undertake any reverse stock split of the Class A Common Stock or Class B Common Stock that is not accompanied by an identical subdivision or combination of the LLC Interests of Holdings, to maintain at all times (x) a one-to-one ratio between the number of LLC Interests owned by the Company, directly or indirectly through its subsidiaries, and the number of outstanding shares of Class A Common Stock, (y) a one-to-one ratio between the number of LLC Interests owned by members of Holdings (other than the Company and its subsidiaries) and the number of outstanding shares of Class B Common Stock, or (z) a one-to-one ratio between the number of outstanding other equity interests in the Company and any corresponding equity interests in Holdings, in each case, unless such action is necessary to maintain at all times a one-to-one ratio between either the number of LLC Interests owned by the Company, directly or indirectly through its subsidiaries, and the number of outstanding shares of Class A Common Stock or the number of LLC Interests owned by members of Holdings (other than the Company and its subsidiaries) and the number of outstanding shares of Class B Common Stock as contemplated by the first sentence of Section 3.04(a) of the Holdings LLC Agreement.
Accordingly, pursuant to the Holdings LLC Agreement, the consolidation of the Common Stock contemplated by the Reverse Stock Split will be accompanied by an identical consolidation of the LLC Interests, with any resulting fractional interest rounded down to the nearest whole LLC Interest.
Relative Increase in Number of Authorized Shares of Common Stock for Issuance
The Reverse Stock Split will not affect the number of authorized shares or the par value of our Capital Stock, which will remain at 475,000,000 shares of Class A Common stock, 50,000,000 shares of Class B Common Stock, and 10,000,000 shares of Preferred Stock.
Although the number of authorized shares of our Capital Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.
If the proposed Reverse Stock Split Amendments are approved, all or any of the authorized and unissued shares of our Class A Common Stock may be issued in the future for such corporate purposes and such consideration as the Board deems advisable from time to time, without further action by the stockholders of our Company and without first offering such shares to our then current stockholders. When and if additional shares of our Common Stock are issued, these new shares would have the same voting and other rights and privileges as the currently issued and outstanding shares of Common Stock, including the right to cast one vote per share.
Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued shares of Common Stock, the future issuance of additional shares of Common Stock will reduce our current stockholders’ percentage ownership interest in

Solo Brands, Inc.	19	2025 Proxy Statement

the total outstanding shares of Common Stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of Common Stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of Common Stock. If these factors were reflected in the price per share of our Class A Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment.
Equity Compensation Plans and Outstanding Equity-Based Awards
We maintain the Solo Brands, Inc. 2021 Incentive Award Plan (the “2021 Incentive Plan”) and the Solo Brands, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP” and together with the 2021 Incentive Plan, the “Plans”), which are designed primarily to provide stock-based incentives to individual service providers of the Company and its subsidiaries. As of March 27, 2025, options to purchase 217,375 shares of our Class A Common Stock, 3,263,227 restricted stock units and 417,342 performance stock units at target were outstanding under the Plans.
In the event of a Reverse Stock Split, our Board generally has the discretion to determine the appropriate equitable adjustment to outstanding awards and share-based limits under the Plans. Accordingly, if the Reverse Stock Split is approved by our stockholders and our Board decides to implement the Reverse Stock Split, consistent with the terms of the Plans and outstanding award agreements, the total number of shares of Class A Common Stock issuable upon exercise, vesting or settlement of such awards and the total number of shares of Class A Common Stock remaining available for future awards under the Plans, as well as any share-based limits in the Plans, would be proportionately reduced based on the Reverse Stock Split ratio selected by our Board, and any fractional shares that may result therefrom will be rounded down to the nearest whole share. Furthermore, the exercise price of any outstanding options, the purchase price applicable to rights under our ESPP and the stock price per share vesting goals of any equity awards under the Plans will be proportionately increased based on the Reverse Stock Split ratio selected by our Board, and any adjusted price that may result therefrom will be rounded up to the nearest whole cent.
Our Board has also authorized the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical or conforming changes.
Effects of the Amendments on our Common Stock
After the Effective Time, each stockholder will own fewer shares of our Common Stock as a result of the Reverse Stock Split. Because the Reverse Stock Split will decrease the number of outstanding shares of our Common Stock, the proposed Reverse Stock Split Amendments will result in a relative increase in the number of authorized and unissued shares of our Common Stock. All outstanding options to purchase shares of our Common Stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Stock Split.
For purposes of illustration, the following table contains approximate information relating to the number of shares of our Class A Common Stock if the Reverse Stock Split is effected at a ratio of: 1-for-10, 1-for-30, 1-for-50, 1-for-70 or 1-for-100, based on share information as of the close of business on March 27, 2025, but does not give effect to any other changes, including any issuance of securities after March 27, 2025:

	Number of shares of Class A Common Stock before Reverse Stock Split (#)	1-for-10	1-for-30	1-for-50	1-for-70	1-for-100

Authorized	475,000,000	475,000,000	475,000,000	475,000,000	475,000,000	475,000,000
Issued and Outstanding	59,186,521	5,918,652	1,972,884	1,183,730	845,522	657,628
Issuable under Outstanding Equity Awards(1)	3,897,944	389,794	129,931	77,959	55,685	43,310
Reserved for Future Issuance under the Plans(2)	21,086,145	2,108,615	702,872	421,723	301,231	234,291

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	Number of shares of Class A Common Stock before Reverse Stock Split (#)	1-for-10	1-for-30	1-for-50	1-for-70	1-for-100

Reserved for Future Issuance following redemption of LLC Interests(3)	33,091,956	3,309,196	1,103,065	661,839	472,742	367,688
Authorized but Unissued and Unreserved(4)	357,737,434	463,273,743	471,091,248	472,654,749	473,324,820	473,697,083
1.Consists of shares reserved for issuance pursuant to outstanding stock options, restricted stock units and performance stock units calculated at target payout.
2.Consists of shares reserved for future issuance under the Plans, excluding shares issuable under outstanding stock options, restricted stock units and performance stock units calculated at target payout.
3.LLC Interests may be redeemed at any time for shares of Class A Common Stock on a one-to-one basis. Upon redemption of any LLC Interests, a number of shares of Class B Common Stock equal to the number of LLC Interests that are redeemed are cancelled for no consideration.
4.Consists of shares authorized but unissued and unreserved for future issuance.
For purposes of illustration, the following table contains approximate information relating to the number of shares of our Class B Common Stock if the Reverse Stock Split is effected at a ratio of: 1-for-10, 1-for-30, 1-for-50, 1-for-70 or 1-for-100, based on share information as of the close of business on March 27, 2025, but does not give effect to any other changes, including any issuance of securities after March 27, 2025:

	Number of shares of Class B Common Stock before Reverse Stock Split (#)	1-for-10	1-for-30	1-for-50	1-for-70	1-for-100

Authorized	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Issued and Outstanding	33,091,989	3,309,199	1,103,066	661,840	472,743	330,920
Authorized but Unissued and Unreserved(1)	16,908,011	46,690,801	48,896,934	49,338,160	49,527,257	49,669,080
1.Consists of shares authorized but unissued and unreserved for future issuance.
Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates, if Applicable
If the proposed Reverse Stock Split Amendments are approved by the Company’s stockholders and our Board determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective at 5:00 p.m., Eastern time, on the date that the Certificate of Amendment is filed with the Delaware Secretary of State (the “Effective Time”). At the Effective Time, shares of our Class A Common Stock and Class B Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into new shares of Class A Common Stock or Class B Common Stock, as applicable, in accordance with the Reverse Stock Split ratio contained in the Certificate of Amendment.
Registered “Book-Entry” Holders of Common Stock
As soon as practicable after the Effective Time, stockholders will be notified by our transfer agent, Equiniti Trust Company, LLC ("Equiniti"), that the Reverse Stock Split has been effected. For holders of our Common Stock that are held in book-entry form, you will not need to take any action to receive post-Reverse Stock Split shares of our Common Stock. As soon as practicable after the Effective Time, Equiniti will send to your registered address a transmittal letter along with a statement of ownership indicating the number of post-Reverse Stock Split shares of Class A Common Stock or Class B Common Stock, as applicable, that you hold. If applicable, a check representing a cash payment in lieu of fractional shares will also be mailed to your registered address as soon as practicable after the Effective Time (see “Fractional Shares” below).

Solo Brands, Inc.	21	2025 Proxy Statement

Beneficial Holders of Class A Common Stock
Upon the implementation of the Reverse Stock Split, we intend to treat shares of Class A Common Stock held by stockholders in “street name” (i.e., through a bank, broker or other nominee), in the same manner as registered “book-entry” holders of Class A Common Stock. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Class A Common Stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of our Class A Common Stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.
Holders of Certificated Shares of Common Stock
Equiniti will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-Reverse Stock Split shares in certificate form, you will receive a transmittal letter from Equiniti as soon as practicable after the Effective Time, to the extent required to effect the Reverse Stock Split. The transmittal letter, if any, will be accompanied by instructions specifying how you can exchange your certificate or certificates representing the pre-Reverse Stock Split shares of our Common Stock for a new statement of ownership. When you submit your certificate or certificates representing the pre-Reverse Stock Split shares of our Common Stock, your post-reverse stock split shares of our Common Stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate representing the aggregate number of post-reverse stock split shares you own, you will receive a statement indicating the number of post-Reverse Stock Split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a certificate representing your post-Reverse Stock Split ownership interest.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Beginning at the Effective Time, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.
Fractional Shares
No fractional shares or scrip will be issued if, as a result of the Reverse Stock Split, a stockholder becomes entitled to a fractional share because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board. Instead, each stockholder will be entitled to receive a cash payment in lieu of such fractional share.
Class A Common Stock. Equiniti will aggregate all fractional shares of Class A Common Stock and sell them as soon as practicable after the Effective Time of the Reverse Stock Split at the then-prevailing prices on the open market, on behalf of the holders of our Class A Common Stock who would otherwise be entitled to receive a fractional share of Class A Common Stock as a result of the Reverse Stock Split. We expect that Equiniti will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our Class A common stock (the “Aggregated Fractional Shares”). After Equiniti’s completion of such sale, stockholders who would have been entitled to a fractional share of Class A Common Stock will instead receive a cash payment from Equiniti in an amount equal to their respective pro rata shares of the total proceeds of that sale (the “Total Sale Proceeds”).
Class B Common Stock. Holders of Class B Common Stock will receive, in lieu of any fractional share, an amount in cash equal to such fraction multiplied by a share price equal to the Total Sale Proceeds divided by the Aggregated Fractional Shares.
After the Reverse Stock Split, then-current stockholders would have no further interest in our Company with respect to their fractional shares. A person entitled to a fractional share would not have any voting, dividend or other rights in respect of their fractional share except to receive the cash payment as described above. Such cash payments would reduce the number of post-Reverse Stock Split stockholders to the extent that there are stockholders holding fewer than that number of pre-Reverse Stock Split shares within the Reverse Stock Split ratio that is determined by the Board as described above. Reducing the number of post-Reverse Stock Split stockholders, however, is not the purpose of this proposal.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds for fractional shares would be deposited, sums due to stockholders in payment for fractional shares that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction.

Solo Brands, Inc.	22	2025 Proxy Statement

Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.
No Appraisal Rights
Under the DGCL, the Company’s stockholders will not be entitled to appraisal rights with respect to the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934 (the “Exchange Act”).
Interests of Certain Persons in the Proposal
Certain of our officers and directors have an interest in this proposal as a result of their ownership of shares of our Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” However, we do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any of our other stockholders.
Anti-takeover Effects of Proposed Amendments
Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposed Reverse Stock Split Amendments discussed herein, that may be used as an anti-takeover mechanism. An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of Common Stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the increased available shares might be to make more difficult or to discourage an attempt to take over or otherwise acquire control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the Board or contemplating a tender offer or other change in control transaction). In addition, our Certificate of Incorporation and our Bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the Board to issue Preferred Stock with rights senior to those of the Common Stock without any further vote or action by the stockholders and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.
Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company, and the Reverse Stock Split Proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.
Accounting Treatment of the Reverse Stock Split
If the Reverse Stock Split is effected, the par value per share for each class of our Common Stock will remain unchanged at $0.001. Accordingly, at the Effective Time, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Earnings (loss) per share – basic and diluted will be increased because there will be fewer shares of Common Stock outstanding. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.
Continued SEC Reporting Requirements and Stock Listing
After the Effective Time, we would continue to be subject to periodic reporting and other requirements of the Exchange Act, and, if our Class A common stock remains listed on the NYSE up to the Effective Time, our Class A Common Stock would continue to be listed on NYSE under the symbol “DTC.” Our Class B Common Stock is neither registered under the Exchange Act nor listed on a stock exchange.
New CUSIP Number
After the Effective Time, the post-Reverse Stock Split shares of our Class A Common Stock would have a new CUSIP number. A CUSIP number is a number used to identify the Company’s equity securities.

Solo Brands, Inc.	23	2025 Proxy Statement

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders
The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to U.S. Holders (as defined below) of our Common Stock, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or non-U.S. tax laws are not discussed. This discussion is based on the provisions of the United States Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), and judicial decisions, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.
This discussion is limited to U.S. Holders that hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a U.S. Holder’s particular circumstances, including the impact of the Medicare contribution tax on net investment income and the alternative minimum tax. In addition, it does not address consequences relevant to U.S. Holders subject to special rules, including, without limitation:
•persons that are not U.S. Holders (as defined below) or certain former citizens or long-term residents of the United States;
•U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;
•persons holding our Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
•banks, insurance companies, and other financial institutions;
•real estate investment trusts or regulated investment companies;
•brokers, dealers, or traders in securities;
•S corporations or partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);
•tax-exempt organizations or governmental organizations;
•persons deemed to sell our Common Stock under the constructive sale provisions of the Code;
•persons who hold or receive our Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation;
•tax-qualified retirement plans;
•persons subject to any alternative minimum tax; and
•“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.
If any entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our Common Stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Partnerships holding our Common Stock and the partners in such partnerships should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL, OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

Solo Brands, Inc.	24	2025 Proxy Statement

For purposes of the discussion below, a “U.S. Holder” is any beneficial owner of shares of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:
•an individual who is a citizen or resident of the United States;
•a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•a trust that (1) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.
The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except as described below with respect to cash received in lieu of fractional shares. A U.S. Holder’s aggregate tax basis in the shares of the Common Stock received pursuant to the Reverse Stock Split should equal such holder’s aggregate tax basis in the shares of the Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our Common Stock), and such holder’s holding period in the shares of the Common Stock received should include the holding period of the shares of Common Stock surrendered. Treasury Regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received pursuant to the Reverse Stock Split. U.S. Holders holding shares of Class A Common Stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder who receives cash in lieu of a fractional share of Common Stock should be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A U.S. Holder who receives cash in lieu of a fractional share in connection with the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of the cash received and the portion of such holder’s adjusted tax basis in the shares of Class A Common Stock surrendered that is allocated to the fractional share. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for the Common Stock surrendered exceeded one year at the time such stock is sold in connection with the Reverse Stock Split. The deductibility of capital losses is subject to limitations. Under certain circumstances, cash received by a U.S. Holder in lieu of fractional shares could be treated as a dividend for U.S. federal income tax purposes instead of capital gain. U.S. Holders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.
U.S. Holders (other than corporations and certain other exempt recipients) may be subject to information reporting with respect to any cash received in exchange for a fractional share of Common Stock in connection with the Reverse Stock Split. U.S. Holders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed IRS Form W-9) may also be subject to backup withholding at the applicable rate. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the U.S. Holder’s U.S. federal income tax liability, if any, provided that the required information is properly furnished in a timely manner to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
As described above, if our stockholders approve the Reverse Stock Split Amendments, our Board has authorized our officers to file a Certificate of Amendment in the form of Annex B with the Delaware Secretary of State. However, even if our stockholders approve the Reverse Stock Split Amendments, our Board retains discretion to determine whether and when to file a Certificate of Amendment with the Delaware Secretary of State, or to abandon the Reverse Stock Split Amendments notwithstanding prior stockholder approval of the Reverse Stock Split Amendments.
If our stockholders do not approve the Reverse Stock Split Amendments, the Company will not be able to effect the Reverse Stock Split and no Certificate of Amendment in the form of Annex B will be filed with the Delaware Secretary of State.
Approval of this Proposal 4 to amend our Certificate of Incorporation is not contingent on approval of Proposal 3 or any other proposal, and if only Proposal 3 or only Proposal 4 is approved by our stockholders, our Certificate of Incorporation will be amended only to reflect the amendment that was approved by our stockholders (and, if the Reverse Stock Split Amendments are approved, the applicable ratio selected by the Board). Subject to the Board’s discretion to abandon the Exculpation Amendment or the Reverse Stock Split Amendments, if both Proposal 3 and Proposal 4 are approved by our stockholders, our Certificate of

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Incorporation will then be amended to reflect both proposed amendments (including, for the Reverse Stock Split Amendments, the applicable ratio selected by the Board).
VOTE REQUIRED
This proposal requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote on the proposal, voting together as a single class. Abstentions and broker non-votes will have the same effect as votes against the proposal. However, we do not expect any broker non-votes on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of amendments to the Company’s Certificate of Incorporation to effect a Reverse Stock Split.

Proposal 5: Approval of an Adjournment of the Annual Meeting
The Board believes that if the number of shares of the Company’s Common Stock cast in favor of Proposals 3 or 4 is insufficient to approve such proposal, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve Proposal 3 or Proposal 4, as applicable.
In this Proposal 5, we are asking stockholders to authorize us to adjourn the Annual Meeting or any adjournment or postponement thereof to a later date or dates in order to solicit additional proxies in favor of Proposal 3 or Proposal 4, as applicable. If our stockholders approve this proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposals 3 and 4.
VOTE REQUIRED
This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. We do not expect any broker non-votes in connection with this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of an adjournment of the Annual Meeting, if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 3 or 4.

Solo Brands, Inc.	26	2025 Proxy Statement

Report of The Audit Committee
of The Board of Directors

The Audit Committee has reviewed the audited consolidated financial statements of Solo Brands, Inc., a Delaware corporation (the “Company”), for the fiscal year ended December 31, 2024, and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Andrea K. Tarbox (Chair)
Michael C. Dennison
David Powers

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Independent Registered
Public Accounting Firm Fees
and Other Matters

Our new independent registered public accounting firm, BDO, did not provide any services to us during the 2024 or 2023 fiscal years. The following table summarizes the fees of Ernst & Young LLP, our former independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us for each of the last two fiscal years for other services:

Fee Category	2024	2023

Audit Fees	$2,134,250	$1,765,884
Audit Related Fees	—	201,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$2,134,250	$1,966,884
Audit Fees
Audit fees for the fiscal year ended December 31, 2024 and December 31, 2023 include fees billed by EY for professional services for the audit of our consolidated financial statements included in our Annual Report on Form 10-K and the review of our consolidated financial statements included in our Quarterly Report on Form 10-Q.
Audit Related Fees
Audit related fees for the fiscal year ended December 31, 2023 include fees billed by EY for assurance and related services that are reasonably related to the performance of the audit and review of our financial statements.

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AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage our independent auditor to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by our independent auditor has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may, on a periodic basis, review and generally pre-approve the services (and related fee levels or budgeted amounts) that may be provided by our independent auditor without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed since the pre-approval policy was adopted.

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Executive Officers

The following table identifies our executive officers as of March 27, 2025:

Name	Age	Position

John P. Larson(1)	62	Interim President, Interim Chief Executive Officer and Director
Laura Coffey	58	Chief Financial Officer
Elisabeth Vanzura(2)	60	Interim Chief Marketing Officer and Director
1.See biography on page 10 of this proxy statement.
2.See biography on page 11 of this proxy statement.
Laura Coffey. Ms. Coffey has served as our Chief Financial Officer since February 2024. Prior to her time with the Company, Ms. Coffey served as the CFO for The Vitamin Shoppe, Inc. (NYSE: VSI), a nutritional supplement retailer from June 2020 until June 2023. Prior to the Vitamin Shoppe, Ms. Coffey worked at Pier 1 Imports, Inc. (NYSE PIR), a national home furnishing and décor retailer, for 23 years, where she held various senior leadership roles including executive vice president for e-commerce and business development and interim chief financial officer. Ms. Coffey currently serves on the board of directors, executive committee and as the chair of the audit committee of Community National Bank & Trust of Texas. Ms. Coffey graduated from the University of Texas at Arlington with a BBA in Business Administration and Accounting.

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Corporate Governance

GENERAL
Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section of the “Investors” page of our website located at https://investors.solobrands.com, or by writing to our Secretary at our offices at 1001 Mustang Dr., Grapevine, Texas 76051.
BOARD COMPOSITION
Our Board currently consists of eight members: Paul Furer, Matthew Guy-Hamilton, John P. Larson, Michael C. Dennison, Peter Laurinaitis, David Powers, Andrea K. Tarbox, and Elisabeth Vanzura. Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Our Certificate of Incorporation also provides that our directors may only be removed for cause.
In addition, pursuant to our Stockholders Agreement, described under “Certain Relationships and Related Person Transactions”, Summit Partners Growth Equity Funds, Summit Partners Subordinated Debt Funds, and Summit Investors X Funds (collectively, “Summit Partners”) has the right to nominate up to four directors to our Board, subject to certain specified sunset provisions, to be included in the slate of nominees recommended by our Board, for election to our Board at each annual or special meeting at which directors are to be elected, subject to the following: (i) if at any time Summit Partners beneficially owns in the aggregate less than 30% but at least 20% or more of the total outstanding shares of our Class A Common Stock and Class B Common Stock that it owned immediately following the IPO, Summit Partners will be entitled to designate two (2) individuals for nomination, and (ii) if at any time the Summit Partners beneficially owns in the aggregate less than 20% but at least five percent 5% or more of the total outstanding shares of our Class A Common Stock and Class B Common Stock that it owned immediately following our IPO, Summit Partners will be entitled to designate one (1) individual for nomination. Summit Partners will not be entitled to designate any individuals for nomination pursuant to the first if at any time Summit Partners beneficially owns in the aggregate less than 5% of the total outstanding shares of our Class A Common Stock and Class B Common Stock that it owned immediately following the IPO.
In addition, we have agreed not to increase or decrease the size of our Board unless approved by Summit Partners. For purposes of the Stockholders Agreement, Summit Partners has designated Messrs. Guy-Hamilton and Furer for the applicable elections to the Board
DIRECTOR INDEPENDENCE
Our Board has affirmatively determined that each of Michael C. Dennison, David Powers, Matthew Guy-Hamilton, Paul Furer, Peter Laurinaitis, and Andrea K. Tarbox qualifies as “independent” in accordance with the listing requirements of the New York Stock Exchange (“NYSE”). Julia M. Brown and Marc Randolph were previously found to be "independent" in accordance with the listing requirements of the NYSE. John P. Larson and Elisabeth Vanzura are not considered "independent" while they are serving as interim executive officers of the Company. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
EXECUTIVE SESSIONS
Our non-management directors meet in executive session without management directors or other members of management present on a regularly scheduled basis. Such meetings are presided over by our Chairman.

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DIRECTOR CANDIDATES
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. John P. Larson and Elisabeth Vanzura were initially recommended to serve on our Board by the non-management directors of our Board.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, strong ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; professional and academic experience relevant to the Company’s industry; leadership skills; experience in finance and accounting and/or executive compensation practices; and whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable. The Nominating and Corporate Governance Committee and the Board are committed to inclusivity when considering candidates for membership on the Board. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the Company’s business. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.
ATTRIBUTES OF THE BOARD

Finance/ Accounting	E-Commerce Expertise	Manufacturing/ Supply Chain	Wholesale/Retail Experience

Public Company Board	Senior Leadership	Human Capital Management	Strategic Acquisition
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Solo Brands, Inc., 1001 Mustang Dr., Grapevine, Texas 76051. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
COMMUNICATIONS FROM INTERESTED PARTIES
The Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from interested parties and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Interested parties who wish to send communications on any topic to the Chairman of the Board, the independent or non-management directors, specified

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individual directors or the Board as a whole, should address such communications to the applicable party or parties in writing: c/o Secretary, Solo Brands, Inc., 1001 Mustang Dr., Grapevine, Texas 76051.
BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
Our Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. We currently have a Chairman of the Board that is separate from the Chief Executive Officer role, as well as a separate Lead Director, whose responsibilities include, but are not limited to, presiding over all meetings of the Board at which the Chairman of the Board is not present, including any executive sessions of the independent directors; calling meetings or separate sessions of the independent directors, approving Board meeting schedules and agendas; approving information sent to the Board and acting as the liaison between the independent directors and the Chief Executive Officer and the Chairman of the Board, as appropriate. Our Board believes that separation of the positions of Chairman, Lead Director, and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. For these reasons, our Board has concluded that our current leadership structure is appropriate at this time. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. The Board has concluded that the current structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board and committee meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
The Board also meets periodically and as necessary with outside advisors regarding material risks facing the Company.
Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management and for overseeing management of regulatory risks. Our Board, on an ongoing basis, reviews key long and short-term material risks, and are supported in this function primarily by its committees. Our Audit Committee is responsible for discussing our policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled, and for overseeing financial and cybersecurity risks. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board and potential conflicts of interest. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
CODE OF BUSINESS CONDUCT AND ETHICS
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, https://investors.solobrands.com, in the “Governance Documents” section under “Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of the NYSE concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

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INSIDER TRADING COMPLIANCE POLICY; ANTI-HEDGING POLICY
Our Board has adopted an Insider Trading Compliance Policy, which governs the purchase, sale and other dispositions of our securities and applies to all of our directors, officers and employees. We believe our Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and listing standards applicable to the Company. A copy of our Insider Trading Compliance Policy was filed as Exhibit 19.1 to our 2024 Form 10-K.
The Insider Trading Compliance Policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS
The Board met seven times during the year ended December 31, 2024. During the year ended December 31, 2024, each incumbent director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which are available on our website at https://investors.solobrands.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. Five of our then-current directors attended our annual meeting of stockholders held in 2024.

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Committees of The Board

Our Board has established three standing committees—Audit, Compensation, and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.
The current members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance

Matthew Guy-Hamilton		X	Chair
Andrea K. Tarbox	Chair		X
Michael C. Dennison	X	X
David Powers	X	Chair
AUDIT COMMITTEE
Our Audit Committee’s responsibilities include:
•appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;
•discussing with our independent registered public accounting firm their independence from management;
•reviewing with our independent registered public accounting firm the scope and results of their audit;
•pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;
•overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•reviewing our policies on risk assessment and risk management;
•reviewing related person transactions; and
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters
The Audit Committee charter is available on our website at https://investors.solobrands.com. The members of the Audit Committee are Michael C. Dennison, David Powers, and Andrea K. Tarbox. Andrea K. Tarbox serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Michael C. Dennison, David Powers, and Andrea K. Tarbox is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the NYSE Rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE rules. In addition, our Board has determined that Andrea K. Tarbox qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. No Audit Committee member currently serves on the audit committee of more than three public companies.
The Audit Committee met four times in 2024.

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COMPENSATION COMMITTEE
Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:
•reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving (either alone, or if directed by the Board, in conjunction with a majority of the independent members of the Board) the compensation of our Chief Executive Officer (or person serving in a similar capacity);
•reviewing and setting or making recommendations to our Board regarding the compensation of our other executive officers;
•reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;
•making recommendations to our Board regarding the compensation of our directors; and
•appointing and overseeing any compensation consultants
The Compensation Committee generally considers the Chief Executive Officer’s (or person serving in a similar capacity) recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our website at https://investors.solobrands.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2024, the Compensation Committee engaged the compensation consulting firm Pearl Meyer to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Pearl Meyer comparing our compensation to that of a group of peer companies within our industry and met with Pearl Meyer to discuss our executive and non-employee director compensation and to receive input and advice. Pearl Meyer reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Pearl Meyer and has determined that its work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an executive officer the authority to grant equity awards to certain employees and consultants, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are Michael C. Dennison, Matthew Guy-Hamilton, and David Powers. Mr. Powers serves as the Chairperson of the Compensation Committee. Each of Michael C. Dennison, Matthew Guy-Hamilton, and David Powers qualifies as an independent director under NYSE’s heightened independence standards for members of a compensation committee. Each of Mr. Dennison and Mr. Powers qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee met six times in 2024.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Our Nominating and Corporate Governance Committee’s responsibilities include:
•identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;
•recommending to our Board the nominees for election to our Board at annual meetings of our stockholders;
•overseeing an annual evaluation of our Board and its committees; and
•developing and recommending to our Board a set of corporate governance guidelines
The Nominating and Corporate Governance Committee charter is available on our website at https://investors.solobrands.com. The members of our Nominating and Corporate Governance Committee are Matthew Guy-Hamilton and Andrea K. Tarbox. Mr. Guy-Hamilton serves as the Chairperson of the Nominating and Corporate Governance Committee. Our Board has affirmatively determined that each of Matthew Guy-Hamilton and Andrea K. Tarbox meets the definition of “independent director” under the NYSE rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met four times in 2024.

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Executive And Director Compensation

NAMED EXECUTIVE OFFICERS
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2024, our “named executive officers” consisted of our President and Chief Executive Officer, the two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers as of December 31, 2024, our former President and Chief Executive Officer and an employee who, if she had continued to serve as an executive officer as of December 31, 2024, would have been one of the two most highly compensated executive officers other than our Chief Executive Officer Their positions were as follows:

Chris Metz(1)	Former President and Chief Executive Officer
Laura Coffey(2)	Chief Financial Officer
Kent Christensen(3)	Former General Counsel
John Merris(4)	Former President and Chief Executive Officer
Andrea Tarbox(5)	Former Interim Chief Financial Officer
1.Mr. Metz was appointed President and Chief Executive Officer effective January 15, 2024 and served as President and Chief Executive Officer as of December 31, 2024, but he resigned as Chief Executive Officer effective February 18, 2025.
2.Ms. Coffey was appointed Chief Financial Executive Officer effective February 5, 2024.
3.Mr. Christensen served as General Counsel until his resignation effective December 31, 2024.
4.Mr. Merris served as President and Chief Executive Officer until January 15, 2024.
5.Ms. Tarbox served as Interim Chief Financial Officer until February 5, 2024.
We are an “emerging growth company,” within the meaning of the JOBS Act, and have elected to comply with the reduced compensation disclosure requirements available to emerging growth companies under the JOBS Act.

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SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2023, and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Chris Metz(3) Former President and Chief Executive Officer	2024	800,962	—	4,063,270	65,174	4,929,406
	2023	—	—	—	—	—
Laura Coffey(3) Chief Financial Officer	2024	442,308	—	958,332	10,385	1,411,025
	2023	—	—	—	—	—
Kent Christensen Former General Counsel	2024	340,000	—	198,130	10,461	548,591
	2023	340,405	119,000	—	4,207	463,612
John Merris Former President and Chief Executive Officer	2024	37,500	—	—	469,545	507,045
	2023	650,405	—	—	9,900	660,305
Andrea Tarbox Interim Chief Financial Officer	2024	189,656	—	—	454,718	644,374
	2023	76,923	216,000	—	196,730	489,653
1.Amounts reported for the year ended December 31, 2024 reflect the grant date fair value of restricted stock units in respect of shares of our Class A common stock (“restricted stock units”), granted pursuant to the terms of our 2021 Incentive Award Plan, for Mr. Metz, Ms. Coffey and Mr. Christensen, the grant date fair value of performance stock units with performance targets in respect of shares of our Class A common stock, granted pursuant to the terms of our 2021 Incentive Award Plan, for Mr. Metz, Ms. Coffey and Mr. Christensen and the incremental fair value of modifications to Mr. Metz’ performance stock units, in each case computed in accordance with FASB ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all stock awards made to our named executive officers in Note 15 to our audited consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. For additional details about these grants, see the section below titled “—Narrative to the Summary Compensation Table—Equity-Based Compensation.”
2.For fiscal year 2024, the amounts reflect: $10,350 in matching contributions under the Company’s 401(k) plan and $54,824 in legal fee reimbursements related to entering into his employment agreement for Mr. Metz; $10,385 in matching contributions under the Company’s 401(k) plan for Ms. Coffey; $10,461 in matching contributions under the Company’s 401(k) plan for Mr. Christensen; and $1,125 in matching contributions under the Company’s 401(k) plan and $468,420 in severance payments for Mr. Morris. For Ms. Tarbox, the amount reflects compensation in respect of her service on our board of directors: $78,516 of cash fees (which includes $12,361 in cash compensation for a partial year of service as the chair of the Audit Committee and $6,155 in cash compensation for a partial year of service on the Nominating and Governance Committee) under our non-employee director compensation policy, $151,878 which is the aggregate grant date fair value of the restricted stock units granted to Ms. Tarbox under our Incentive Award Plan, computed in accordance with FASB ASC Topic 718 and $224,324 payment in respect of Ms. Tarbox's services as a director providing guidance to the new Chief Financial Officer. For additional information and a discussion of the compensation Ms. Tarbox received for her services on our board, see "Director Compensation" below.
3.Because Mr. Metz and Ms. Coffey were not named executive officers prior to the fiscal year ended December 31, 2024, we have not reported their compensation for the fiscal year ended December 31, 2023, in accordance with SEC guidance.
NARRATIVE TO THE SUMMARY COMPENSATION TABLE
Elements of Compensation
Base Salaries
The named executive officers receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.
In connection with our initial public offering, our Board approved an increase to the annual base salary of Mr. Merris from $350,000 to $650,000. The new annual base salary took effect upon the completion of our initial public offering in 2021. Our Board increased Mr. Christensen's base salary from $250,000 to $340,000 in 2022. Mr. Metz and Ms. Coffey earned an annual base salary of $850,000 and $500,000, respectively, which were negotiated at their respective commencements of employment. Ms. Tarbox was appointed Interim Chief Financial Officer in December 2023 and in January 2024, our Board determined that Ms. Tarbox should receive a salary equal to $166,667 per month (pro-rated for any partial time served as Interim Chief Financial Officer), effective as

Solo Brands, Inc.	38	2025 Proxy Statement

of her appointment date. The actual amount of salary paid to our named executive officers in 2024 is reflected in the “Salary” column to the “Summary Compensation Table” above.
Bonuses
For 2024, our named executive officers (other than Mr. Merris, whose employment terminated January 15, 2024, and Ms. Tarbox) were eligible to receive a target bonus equal to 100% of base salary for Mr. Metz, 60% of base salary for Ms. Coffey and 50% of base salary for Mr. Christensen. In each case, our bonus-eligible named executive officers were eligible to receive bonus payments that were greater than the target amounts if the Company exceeded targeted financial metrics. The Company did not achieve the targeted financial metrics under the annual bonus program for 2024, so no bonuses were paid.
Equity-Based Compensation
Incentive Award Plan
In connection with our initial public offering, we adopted, and our stockholders approved, our 2021 Incentive Award Plan (the “Incentive Award Plan”) in order to facilitate the grant of equity incentives to directors, employees (including our named executive officers) and consultants of our Company and certain of its affiliates and to enable our Company and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success. Our Incentive Award Plan became effective on October 27, 2021, the date prior to the first date upon which our Class A Common Stock became publicly listed on NYSE.
In 2024, we granted restricted stock units and performance stock units to certain of our named executive officers. In January 2024, in connection with his commencement of employment, we granted Mr. Metz 132,000 restricted stock units and 802,000 performance stock units, each under our Incentive Award Plan. In connection with her commencement of employment, in February 2024, we granted Ms. Coffey 166,666 restricted stock units and in April 2024 (with our annual grant cycle for 2024 and once performance metrics had been determined) we granted Ms. Coffey 249,999 performance stock units, each under our Incentive Award Plan. In April 2024, we granted Mr. Christensen 60,714 restricted stock units and 60,714 performance stock units under our Incentive Award Plan in connection with our annual grant cycle for 2024.
The restricted stock units granted in 2024 vest over three years, with one-third (1/3) vesting on the first, second and third anniversaries of the grant date, subject to the executive’s continued employment with the Company through the applicable vesting date. Ms. Coffey’s restricted stock units were initially granted subject to four (4) year vesting, with twenty-five percent (25%) vesting on the first anniversary of the grant date and the remainder vesting in equal quarterly installments thereafter; however her award was subsequently amended to align with the vesting schedule of other grantees. The performance stock units granted to Mr. Metz were subsequently revised in April 2024, with the number of performance stock units being increased to 1,468,000 and the 30-day average VWAP goals being revised. Under the original performance unit grant, 400,000 of Mr. Metz’ performance stock units were eligible to vest upon the attainment of a 30-day VWAP goal of $7.00 achieved on or before September 15, 2027 and 134,000 of Mr. Metz’ performance stock units were eligible to vest as follows: one-third (1/3rd) of the shares would vest upon the attainment of each of the following 30-day average VWAP goals: $6.00, $6.25 and $6.50 achieved on or before September 15, 2027. Each tranche of the performance units granted to Mr. Metz is subject to Mr. Metz’ continued employment on the applicable attainment date or if a goal is achieved within 180 days of Mr. Metz’ termination of employment without Cause or for Good Reason (as each term is defined in his employment agreement). Under the revised performance unit grant, 733,000 of Mr. Metz’ performance stock units are eligible to vest upon the attainment of a 30-day VWAP goal of $6.50 achieved on or before September 15, 2027 and 735,000 of Mr. Metz’ performance stock units are eligible to vest as follows: one-third (1/3rd) of the shares will vest upon the attainment of each of the following 30-day average VWAP goals: $4.00, $5.00 and $6.00 achieved on or before September 15, 2027. Each tranche of the performance units granted to Mr. Metz is subject to Mr. Metz’ continued employment on the applicable attainment date or if a goal is achieved within 180 days of Mr. Metz’ termination of employment without Cause or for Good Reason. 249,999 and 60,714 of Ms. Coffey and Mr. Christensen's performance stock units, respectively, are eligible to vest as follows: one-third (1/3rd) of the shares will vest upon the attainment of each of the following 30-day average VWAP goals: $4.00, $5.00 and $6.00 achieved on or before February 28, 2027, subject to Ms. Coffey and Mr. Christensen's continued employment through February 28, 2027.
Please see the “Director Compensation” section below for a description of Ms. Tarbox’s restricted stock units granted in respect of her service as a director.
We do not currently, and did not during the year ended December 31, 2024, grant new awards of stock options, stock appreciation rights or similar option-like equity awards.

Solo Brands, Inc.	39	2025 Proxy Statement

Other Elements of Compensation
Retirement Plans
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers (other than Ms. Tarbox), who satisfy certain eligibility requirements. We expect that Ms. Coffey will continue to be eligible to participate in the 401(k) plan on the same terms as other full-time, salaried employees. The Internal Revenue Code, or the Code, allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Health/Welfare Plans
All of our full-time, salaried employees, including our named executive officers (other than Ms. Tarbox), are eligible to participate in our health and welfare plans, including:
•medical, dental and vision benefits; and
•life and accidental death and dismemberment insurance.
Employee Stock Purchase Plan
In connection with our initial public offering, we adopted, and our stockholders approved, our 2021 Employee Stock Purchase Plan in order to provide increased flexibility to provide opportunities to purchase shares to eligible employees, including our named executive officers (other than Ms. Tarbox).
EMPLOYMENT AGREEMENTS
Solo Brands, LLC entered into employment agreements with Mr. Metz on January 3, 2024, Ms. Coffey on February 1, 2024, Mr. Christensen on March 18, 2021 and Mr. Merris on October 9, 2020, the terms of which are described below.
Term and Compensation
Pursuant to the employment agreements, each named executive officer’s term of employment will continue until terminated by the named executive officer or by Solo Brands, LLC. The employment agreements provide that, during the employment term, each named executive officer is entitled to the following initial base salaries: $850,000 for Mr. Metz, $500,000 for Ms. Coffey, $250,000 for Mr. Christensen (which was increased by our board to $340,000 for 2022), and $350,000 for Mr. Merris (which was increased by our board to $650,000 effective as of our initial public offering), each of which may be adjusted from time to time by our board. The employment agreements provide for target annual bonuses as follows: 100% of base salary for Mr. Metz (up to 250% of base salary for maximum achievement), 60% of base salary for Ms. Coffey (up to an additional 30% of base salary for achievement of a performance accelerator, 30% of base salary for Mr. Christensen (which our board increased to 50% in January 2023) and $225,000 for Mr. Merris (which our board subsequently increased to 100% of base salary. According to the employment agreements, annual bonuses will be paid based on the attainment of one or more performance goals established by our board. The named executive officer must generally remain employed through the date such bonus is paid in order to receive the bonus. The employment agreements with Mr. Metz and Ms. Coffey provide that they would receive equity awards in connection with the commencement of their employment, as described in "Equity Based Compensation" above, and that they will also be eligible for future equity grants to be determined by our board.
Severance
Upon termination of a named executive officer’s employment by Solo Brands, LLC without Cause or by the named executive officer for Good Reason (as such terms are defined in each named executive officer’s employment agreement), Solo Brands, LLC will be obligated, subject to the named executive officer’s timely execution of a release of claims, to (a) continue to pay the named executive officer his or her then-current base salary for twelve (12) months (the “severance period”), and (b) during the severance period, pay the premiums for any continued health and welfare coverage for the named executive officer and his eligible dependents. Mr. Metz will also be entitled to receive a pro-rated bonus based on actual performance for the year in which his termination of employment occurs and accelerated vesting of his service-based equity awards as though he was employed for an additional twelve (12) months. In addition, if Mr. Metz’ employment is terminated by Solo Brands, LLC without Cause or by Mr. Metz for Good Reason within six (6) months prior to or within twenty-four (24) months following a change in control of the Company, the

Solo Brands, Inc.	40	2025 Proxy Statement

“severance period” will be twenty-four (24) (instead of twelve (12)) months and he will receive a bonus equal to two-hundred percent (200%) of his target bonus for the year in which the termination occurs (in lieu of a pro-rated bonus) and accelerated vesting of his service-based equity awards as though he was employed for an additional twenty-four (24) (instead of twelve (12)) months. Upon any termination of employment, our named executive officers would be entitled to receive any annual bonus that was earned but not paid with respect to the calendar year prior to the date of termination.
For Ms. Coffey and Messrs. Christensen and Merris, the severance payments and benefits will not be made and, if already made, will be subject to repayment, if (x) Solo Brands, LLC discovers grounds for Cause existed prior to the named executive officer’s termination of employment, (y) the named executive officer breaches any of the restrictive covenants contained in his employment agreement or (z) the named executive officer fails to cooperate and provide reasonable assistance to us in defense of claims made against us if such claims relate to the named executive officer’s period of employment. In addition, severance payments and benefits will cease to be made if the named executive officer begins any subsequent employment or consulting relationship during the severance period.
In connection with the termination of Mr. Merris’ employment effective January 15, 2024, Mr. Merris entered into a Separation and Release of Claims Agreement as required by his employment agreement to receive severance payments and benefits thereunder. On March 5, 2024, Solo Brands, LLC and Mr. Merris agreed that Mr. Merris would receive a lump sum payment equal to $405,290 in lieu of continued installment payments of severance as set forth in his employment agreement.
Restrictive Covenants
Our named executive officers are also subject to certain restrictive covenants and confidentiality obligations pursuant to their respective employment agreements. In particular, our named executive officers are subject to non-competition and non-solicitation restrictions for one (1) year (in the case of Mr. Metz and Ms. Coffey) or two (2) years (in the case of Messrs. Christensen and Merris) following termination of employment and perpetual non-disclosure and non-disparagement restrictions.
OUTSTANDING EQUITY AWARDS AT YEAR-END
The following table summarizes the number of equity incentive plan awards held by each named executive officer as of December 31, 2024. John Merris is not included in the table below because he was not employed and did not hold any equity awards as of December 31, 2024.

		Option Awards				Stock Awards		Equity Incentive Plan Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Incentive Units of Shares That Have Not Vested ($)(4)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Market Value of Unearned Shares, Or Other Rights That Have Not Vested ($)(4)

Chris Metz	1/15/2024	—	—	—		132,000	150,480	—	—
	4/8/2024	—	—	—		—	—	1,468,000	1,673,520
Laura Coffey	2/5/2024	—	—	—		166,666	189,999	—	—
	4/8/2024	—	—	—		—	—	249,999	284,999
Kent Christensen	3/31/2021	—	—	—		1,996(3)	2,275	—	—
	10/28/2021	13,236	4,411	8.71	10/28/2031	—	—	—	—
	11/5/2021	—	—	—		4,411	5,029	74,653	85,104
	10/1/2022	—	—	—		7,391	8,426	60,714	69,214
	4/8/2024	—	—	—		60,714	69,214	—	—
Andrea Tarbox	6/4/2024	—	—	—		81,218	92,589	—	—

Solo Brands, Inc.	41	2025 Proxy Statement

1.The shares underlying the options vest over four years, with twenty-five percent (25%) vesting on the first anniversary of the grant date and the remaining vesting in substantially equal quarterly installments over the following three years, subject to the executive's continued employment on the applicable vesting date.
2.Represents the restricted stock units granted to each named executive officer. The restricted stock units vest over three years, with one-third (1/3) vesting on the first, second, and third anniversaries of the grant date, subject the executive's continued employment on the applicable vesting date, with the exception of the restricted stock units granted to Ms. Tarbox, which vest on the earlier of (x) the day immediately preceding the date of our first annual shareholders meeting following the date of grant and (y) the first anniversary of the date of the grant, subject to her continued service on the applicable vesting date.
3.This number represents 1,996 unvested service-based Incentive Units that were converted into LLC Units in connection with our initial public offering with 2.09% of the Common Units vesting on the 31st (or 30th) of each month until all such LLC Units are vested on February 28, 2025, subject to continued employment on the applicable vesting date.
4.The values reported are based on our closing share price as of December 31, 2024.
5.Represents the performance stock units granted to each named executive officer. 733,000 of Mr. Metz’ performance stock units are eligible to vest upon the attainment of a 30-day VWAP goal of $6.50 achieved on or before September 15, 2027, subject to Mr. Metz’ continued employment through such date or if the goal is achieved within 180 days of Mr. Metz’ termination of employment without Cause or for Good Reason. 735,000 of Mr. Metz’ performance stock units are eligible to vest as follows: one-third (1/3rd) of the shares will vest upon the attainment of each of the following 30-day average VWAP goals: $4.00, $5.00 and $6.00 achieved on or before September 15, 2027, subject to Mr. Metz’ continued employment on the applicable attainment date or if a goal is achieved within 180 days of Mr. Metz’ termination of employment without Cause or for Good Reason. 249,999 and 60,714 of Ms. Coffey and Mr. Christensen's performance stock units, respectively, are eligible to vest as follows: one-third (1/3rd) of the shares will vest upon the attainment of each of the following 30-day average VWAP goals: $4.00, $5.00 and $6.00 achieved on or before February 28, 2027, subject to Ms. Coffey and Mr. Christensen's continued employment through February 28,2027.
DIRECTOR COMPENSATION
The following table provides information regarding the total compensation earned by each of our non-employee directors who were not affiliates of Summit Partners in the year ended December 31, 2024. Employee directors and non-employee directors who are affiliates of Summit Partners receive no additional compensation for their services on our Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Marc Randolph(3)	48,706	151,878	—	200,584
Andrea K. Tarbox(4)	302,840	151,878	189,656	644,374
Julia M. Brown(5)	70,716	151,878	—	222,594
David Powers(6)	81,122	151,878	—	233,000
Michael C. Dennison(7)	89,179	180,356	—	269,535
John P. Larson(8)	5,877	71,785	—	77,662
1.Amounts reported represent the aggregate grant date fair value of restricted stock units granted to our directors during the year ended December 31, 2024, under our Incentive Award Plan, computed in accordance with FASB ASC Topic 718. The restricted stock units granted to our directors vest on the earlier of (x) the day immediately preceding the date of our first annual shareholders meeting following the date of grant and (y) the first anniversary of the date of grant, subject to the director’s continued service through the vesting date.
The aggregate number of restricted stock units outstanding at December 31, 2024 for the individuals who served as non-employee directors who were not affiliates of Summit Partners during 2024 are set forth in the table below. Mr. Randolph is not included as he resigned prior to December 31, 2024 and forfeited his restricted stock units.

Name	Number of Unvested Restricted Stock Units at December 31, 2024 (#)

John P. Larson	62,422
Andrea K. Tarbox	81,218
Julia M. Brown	81,218
David Powers	104,970
Michael C. Dennison	120,199

Solo Brands, Inc.	42	2025 Proxy Statement

2.Amount reported includes $189,656 in salary for Ms. Tarbox's service as Interim Chief Financial Officer from January 1, 2024 through February 4, 2024.
3.Amount reported includes $1,226 in cash compensation for Mr. Randolph’s partial year of service as a member of the Audit Committee, $3,075 in cash compensation for Mr. Randolph's partial year of service as a member of the Nominating and Governance Committee, and $4,356 in cash compensation for Mr. Randolph’s partial year of service as a member of the Compensation Committee.
4.Amount reported includes $12,361 in cash compensation for Ms. Tarbox’s partial year of service as the chair of the Audit Committee, $6,155 in cash compensation for Ms. Tarbox’s partial year of service as a member of the Nominating and Governance Committee and $224,324 in cash compensation for Ms. Tarbox's services as director providing guidance to the new Chief Financial Officer. Ms. Tarbox stepped down from each committee while she served as Interim Chief Financial Officer.
5.Amount reported includes $10,716 in cash compensation for Ms. Brown's service as the chair of the Nominating and Governance Committee.
6.Amount reported includes $8,275 in cash compensation for Mr. Powers' service as a member of the Audit Committee and $12,848 in cash compensation for Mr. Powers' service as the chair of the Compensation Committee.
7.Amount reported includes $7,020 in cash compensation for Mr. Dennison's partial year of service as a member of the Audit Committee, $2,466 in cash compensation for Mr. Dennison's partial year of service as the chair of the Audit Committee, $6,844 in cash compensation for Mr. Dennison's service as a member of the Compensation Committee and $12,849 in cash compensation for Mr. Dennison's service as the lead independent director.
8.Amount reported includes $588 in cash compensation for Mr. Larson's partial year of service as a member of the Nominating and Governance Committee and $588 in cash compensation for Mr. Larson's partial year of service as a member of the Compensation Committee.
In connection with our initial public offering, we adopted a non-employee director compensation policy setting forth the cash and equity compensation our non-employee directors who are not affiliates of Summit Partners will receive for their service on our board. We amended and restated this policy in May 2022 (the “2022 Policy”), in June 2024 (the "June 2024 Policy”) and again in October 2024 (the “Current Policy” and, together with the 2022 Policy and the June 2024 Policy, the “Director Compensation Policies”)). Because each of the Director Compensation Policies governed the terms of compensation for our non-employee directors who are not affiliates of Summit Partners during 2024, all three Director Compensation Policies are described below.
The Director Compensation Policies provide that each non-employee director who is not an affiliate of Summit Partners will receive annual cash compensation of $60,000. The chairperson of the board will receive additional cash compensation of $20,000; the lead independent director will receive an additional cash retainer of $10,000 (under the 2022 Policy) or $15,000 (under the June 2024 Policy and the Current Policy); the chairperson of the Audit Committee will receive an additional cash retainer of $10,000 (under the 2022 Policy) or $20,000 (under the June 2024 Policy and the Current Policy) and each other member of the Audit Committee will receive an additional cash retainer of $6,000 (under the 2022 Policy) or $10,000 (under the June 2024 Policy and the Current Policy); the chairperson of the Compensation Committee will receive an additional cash retainer of $10,000 (under the 2022 Policy) or $15,000 (under the June 2024 Policy and the Current Policy) and each other member of the Compensation Committee will receive an additional cash retainer of $6,000 (under the 2022 Policy) or $7,500 (under the June 2024 Policy and the Current Policy); and the chairperson of the Nominating and Governance Committee will receive an additional cash retainer of $5,000 (under the 2022 Policy) or $15,000 (under the June 2024 Policy and the Current Policy) and each other member of the Nominating and Governance Committee will receive an additional annual cash retainer of $3,000 (under the 2022 Policy) or $7,500 (under the June 2024 Policy and the Current Policy). All cash retainers are paid quarterly in arrears.
Pursuant to the Director Compensation Policies, at our annual meeting of our stockholders, non-employee directors who are not affiliates of Summit Partners and (i) who serve on the board as of the annual meeting or who are first elected to the board at an annual meeting and (ii) who will continue to serve on the board following the annual meeting will receive an equity award of restricted stock units with a grant date fair value of $160,000 ($190,000 for lead independent director) (which values were updated under the June 2024 Policy). Under the Current Policy, if any such non-employee director is initially elected to the board on a date other than the annual meeting, the non-employee director will receive an initial award of restricted stock units with a grant date fair value equal to a pro-rated portion of $160,000 ($190,000 for the lead independent director) based on the number of days the director will serve from his or her appointment date to the next annual meeting of our stockholders. At the annual meeting of our stockholders in 2024, Messrs. Randolph and Powers, Ms. Tarbox and Ms. Brown received annual restricted stock units with a grant date fair value of approximately $152,000 and Mr. Dennison received annual restricted stock units with a grant date fair value of approximately $180,000. When Mr. Larson joined the board in December 2024, he received an initial grant with a grant date fair value of approximately $72,000.
A non-employee director’s initial grant will vest on the day immediately preceding the date of the first annual meeting following the grant date, subject to the non-employee director’s continued service on the board through the vesting date. Any outstanding awards held by a non-employee director pursuant to the A&R Policy will accelerate and vest upon the occurrence of a change in control.

Solo Brands, Inc.	43	2025 Proxy Statement

In addition, our Board approved a monthly payment equal to $166,667 (pro-rated for any partial month) to Ms. Tarbox for the period beginning on February 5, 2025 and ending on March 15, 2025 in respect of Ms. Tarbox’s services as a director providing guidance to the new Chief Financial Officer.
EQUITY COMPENSATION PLAN INFORMATION
Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes the information regarding equity awards outstanding and available for future grants as of December 31, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)(2)	Weighted-average exercise price of outstanding options, warrants and rights ($)(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)(4)

Equity compensation plans approved by security holders(1)	5,306,914	$6.35	18,140,427
Equity compensation plans not approved by security holders	—	—	—
Total	5,306,914	$6.35	18,140,427
1.Consists of our Incentive Award Plan and 2021 Employee Stock Purchase Plan (the "ESPP").
2.Includes 83,263 outstanding stock options and 5,223,651 unvested restricted stock units and unvested performance stock units.
3.Includes the weighted average exercise price for outstanding options only; restricted stock units, performance stock units and Common Units do not have an exercise price and are not included in the calculation of weighted average exercise price.
4.Includes 15,484,922 shares available for future issuance under our Incentive Award Plan and 2,655,505 shares available for future issuance under our ESPP (of which a maximum of approximately 1,702,236 are potentially subject to purchase during the offering period in effect December 31, 2024).

Solo Brands, Inc.	44	2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

The following table presents information as to the beneficial ownership of our Class A Common Stock and Class B Common Stock, as of March 27, 2025 by:
•each person who is known to be the beneficial owner of more than 5% of the outstanding shares of Solo Brands’ Class A Common Stock or Class B Common Stock;
•each of Solo Brands’ current named executive officers and directors; and
•all current executive officers and directors of Solo Brands as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 59,186,521 shares of Class A Common Stock and 33,091,989 shares of Class B Common Stock outstanding as of March 27, 2025. “Percentage of Total Voting Power” represents voting power with respect to all outstanding shares of our Class A common stock and Class B common stock, as a single class, as of March 27, 2025. The holders of our Class A Common Stock and Class B Common Stock are entitled to 1 votes per share. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights, including the redemption right described above, held by such person that are currently exercisable or will become exercisable within 60 days of March 27, 2025, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Solo Brands, Inc., 1001 Mustang Dr. Grapevine, Texas 76051. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Solo Brands, Inc.	45	2025 Proxy Statement

Name of Beneficial Owner	Shares of Class A Common Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned(1)		Combined Beneficial Ownership(2)	Combined Voting Power(3)
	(#)	(%)	(#)	(%)	(%)	(%)

5% Stockholders
Entities affiliated with Summit Partners(4)	29,867,378	50.5	14,167,582	42.8	74.4	47.7
Jan Brothers Holdings, Inc.(5)	—	—	8,621,545	26.1	14.6	9.3
American Century Investment Management Inc.(6)	6,161,594	10.4	—	—	10.4	6.7
Named Executive Officers and Directors
Christopher Metz(7)	546,431	*	—	—	*	*
Laura Coffey(8)	58,626	*	—	—	*	*
John Merris(9)	184,782	*	3,297,397	10.0	5.9	*
Kent Christensen(10)	17,741	*	137,783	—	*	*
John P. Larson(11)	62,422	*	—	—	*	*
Matthew Guy-Hamilton	—	—	—	—	—	—
Paul Furer	—	—	—	—	—	—
Peter Laurinaitis	—	—	—	—	—	—
Andrea K. Tarbox(12)	164,036	*	10,967	*	*	*
Elisabeth Vanzura(13)	56,721	*	—	—	*	*
Michael C. Dennison(14)	202,427	*	—	—	*	*
David Powers(15)	196,911	*	—	—	*	*
All current directors and executive officers as a group (9 persons)(16)	741,143	1.3	10,967	*	*	*
*    Represents beneficial ownership of less than 1%.
1.This column represents the number of shares owned by the holder of Holdings LLC we refer to as Class B Common Stock. Each LLC Interest (other than LLC Interests held by us) is redeemable from time to time at each holder’s option for, at our election (determined by a “disinterested majority” meaning a majority of our directors who are determined to be disinterested under the General Corporation Law of the State of Delaware (“DGCL”) and, if applicable to the relevant determination, the “disinterested directors” (as determined under the NYSE rules)) who are disinterested), newly issued shares of our Class A Common Stock on a one-for-one basis, or to the extent there is cash available from the sale of newly issued shares of Class A Common Stock, a cash payment equal to a volume weighted average market price of one share of Class A common stock for each LLC Interest so redeemed, in each case, in accordance with the terms of the Holdings LLC Agreement; provided that, at our election (determined by at least two of our independent directors (within the meaning of the NYSE rules) who are disinterested), we may effect a direct exchange by Solo Brands of such Class A common stock or such cash, as applicable, for such LLC Interests. The Continuing LLC Owners may, subject to certain exceptions, exercise such redemption right for as long as their LLC Interests remain outstanding. In this table, beneficial ownership of LLC Interests has been reflected as beneficial ownership of shares of our Class A common stock for which such LLC Interests may be exchanged. When an LLC Interest is exchanged by a Continuing LLC Owner, a corresponding share of Class B common stock will be cancelled.
2.Represents the percentage of voting power of our Class A Common Stock and Class B Common Stock voting as a single class. Each share of Class A Common Stock entitles the registered holder to one vote per share and each share of Class B Common Stock entitles the registered holder thereof to one vote per share on all matters presented to stockholders for a vote generally, including the election of directors. The Class A Common Stock and Class B Common Stock will vote as a single class on all matters except as required by law or our Certificate of Incorporation.
3.Reflects beneficial ownership of Class A common stock as defined in Rule 13d-3(d)1() of the Exchange Act.
4.Based on a Schedule 13G filed by Summit Partners LP with the SEC on February 9, 2022. Represents 11,304,941, 17,271,224, 466,295, 569,102, 201,182, 50,735 and 3,899 shares of Class A Common Stock held directly by Summit Partners Growth Equity Fund X-A, L.P., Summit Partners Growth Equity Fund X-B, L.P., Summit Partners Growth Equity Fund X-C, L.P., Summit Partners Subordinated Debt Fund V-A, L.P., Summit Partners Subordinated Debt Fund V-B, L.P., Summit Investors X, LLC, and Summit Investors X (UK), L.P., respectively, and 14,167,582 shares of Class B Common Stock held directly by SP-SS Aggregator LLC. The foregoing entities exercise shared voting and dispositive power over the respective shares they hold. The number in the column titled "Shares of Class A Common Stock Beneficially

Solo Brands, Inc.	46	2025 Proxy Statement

Owned" excludes 14,167,582 shares of Class A Common Stock issuable in exchange for LLC Interests held by SP-SS Aggregator LLC. These shares of Class A Common Stock issuable in exchange for LLC Interests represent approximately 18.27% of the shares of Class A Common Stock that would be outstanding immediately after this offering if all outstanding LLC Interests were exchanged and all outstanding shares of Class B Common Stock owned by Summit Partners were cancelled at that time. Summit Partners, L.P. is the managing member of Summit Partners GE X, LLC, which is the general partner of Summit Partners GE X, L.P., the general partner of each of Summit Partners Growth Equity Fund X-A, L.P., Summit Partners Growth Equity Fund X-B, L.P., and Summit Partners Growth Equity Fund X-C, L.P. Summit Partners, L.P. also is the managing member of Summit Partners SD V, LLC, which is the general partner of Summit Partners SD V, L.P., the general partner of each of Summit Partners Subordinated Debt Fund V-A, L.P. and Summit Partners Subordinated Debt Fund V-B, L.P. Summit Master Company, LLC is the sole managing member of Summit Investors Management, LLC, which is (A) the manager of Summit Investors X, LLC, and (B) the general partner of Summit Investors X (UK), L.P. Summit Master Company, LLC, as the managing member of Summit Investors Management, LLC, has delegated investment decisions, including voting and dispositive power, to Summit Partners, L.P. and its Investment Committee. SP-SS Aggregator LLC is managed by a manager appointed by the members holding a majority of the interests of the entity, which manager is currently designated to be Summit Partners Growth Equity Fund X-A, L.P. Summit Partners, L.P., through a three-person Investment Committee currently composed of John R. Carroll, Peter Y. Chung and Christopher J. Dean, has voting and dispositive authority over the shares held by each of these entities and therefore beneficially owns such shares. The address for each of the foregoing entities and individuals is 222 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.
5.Based on a Schedule 13G filed by Jan Brother Holdings, Inc. with SEC on February 22, 2022. Consists of 8,621,545 shares of Class B Common Stock held Jan Brothers Holding, Inc., over which it exercises shared voting and dispositive power. Each of Jeffery Jan and Spencer Jan exercise shared voting and dispositive power over such shares. The address of the foregoing entity and individuals is 805 Gallant Fox Trail, Keller Texas 76248.
6.Based on a Schedule 13G/A filed by American Century Investment Management Inc. (“ACIM”) and certain affiliates with the SEC on November 8, 2024. Each of ACIM, American Century Companies, Inc., and Stowers Institute for Medical Research reported 5,957,170 shares of Class A Common Stock, over which each exercises sole voting power, and 6,161,594 shares of Class A Common Stock, over which each exercises sole dispositive power. American Century Capital Portfolios, Inc. reported 4,490,000 shares of Class A Common Stock, over which it exercises sole voting and dispositive power. The business address of each of these entities is 4500 Main Street, 9th Floor, Kansas City, MO 64111.
7.Consists of 546,431 shares of Class A Common Stock.
8.Consists of 58,626 shares of Class A Common Stock.
9.Consists of (i) 184,782 shares of Class A Common Stock (includes 2,502 shares held as custodian for a minor child), (ii) 1,447,886 shares of Class B Common Stock held by a holding company for which voting and investment powers are held by Mr. Merris and (iii) 1,849,511 shares of Class B Common Stock associated with Common Units that have vested as of March 27, 2025.
10.Consists of (i) 17,741 shares of Class A Common Stock and (ii) 137,783 shares of Class B Common Stock that have vested of March 27, 2025.
11.Consists of 62,422 shares of Class Common Stock underlying restricted stock units that will vest within 60 days of March 27, 2025.
12.Consists of (i) 82,818 shares of Class A Common Stock and (ii) 81,218 shares of Class Common Stock underlying restricted stock units that will vest within 60 days of March 27, 2025 and (iii) 10,967 shares of Class B Common Stock associated with Common Units that have vested.
13.Consists of 56,721 shares of Class Common Stock underlying restricted stock units that will vest within 60 days of March 27, 2025.
14.Consists of (i) 82,228 shares of Class A Common Stock and (ii) 120,199 shares of Class Common Stock underlying restricted stock units that will vest within 60 days of March 27, 2025.
15.Consists of (i) 91,941 shares of Class A Common Stock and (ii) 104,970 shares of Class A Common Stock underlying restricted stock units that will vest within 60 days of March 27, 2025.
16.Consists of (i) 315,613 shares of Class A Common Stock held by all directors and executive officers of the Company as a group, (ii) 425,530 shares of Class A Common stock underlying restricted stock units held by all directors and executive officers of the Company as a group that will vest within 60 days of March 27, 2025 and (iii) 10,697 shares of Class B Common Stock associated with Common Units held by all directors and executive officers of the Company as a group that have vested as of March 27, 2025.

Solo Brands, Inc.	47	2025 Proxy Statement

Certain Relationships and Related Person Transactions

Policies and Procedures for Related Person Transactions
Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our finance team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our legal department is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairperson of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
Relationships and Transactions with Directors, Executive Officers and Significant Stockholders
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2023, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”
Tax Receivable Agreement
We expect to obtain an increase in our share of the tax basis of the assets of Holdings as a result of (i) increases in our proportionate share of the tax basis of the assets of Holdings resulting from (a) any future redemptions or exchanges of LLC Interests by the Continuing LLC Owners, and (b) certain distributions (or deemed distributions) by Holdings and (ii) certain other tax benefits arising from payments under the Tax Receivable Agreement, the “Basis Adjustments”. We intend to treat redemptions or exchanges of LLC Interests as the direct purchase of LLC Interests by Solo Brands from the Continuing LLC Owners for U.S. federal income and other applicable tax purposes, regardless of whether such LLC Interests are surrendered by the Continuing LLC Owners to Holdings for redemption or sold to Solo Brands upon the exercise of our election to acquire such LLC Interests directly. A Basis Adjustment may have the effect of reducing the amounts that we would otherwise pay in the future to various tax authorities. The Basis Adjustments may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.
In connection with our IPO, we entered into the Tax Receivable Agreement, dated as of October 27, 2021, (the “Tax Receivable Agreement”), with the Continuing LLC Owners. The Tax Receivable Agreement provides for our payment to the Continuing LLC Owners of 85% of the amount of tax benefits, if any, that we actually realize, or in some circumstances are deemed to realize, as a

Solo Brands, Inc.	48	2025 Proxy Statement

result of any Basis Adjustments and certain other tax benefits arising from payments under the Tax Receivable Agreement. Holdings has in effect, an election under Section 754 of the Code effective for each taxable year in which a redemption or exchange (including deemed exchange) of LLC Interests for shares of our Class A Common Stock or cash occurs. These Tax Receivable Agreement payments are not conditioned upon any continued ownership interest in either Holdings or us by the Continuing LLC Owners. The rights of the Continuing LLC Owners under the Tax Receivable Agreement are assignable to transferees of their LLC Interests (other than Solo Brands as transferee pursuant to subsequent redemptions (or exchanges) of the transferred LLC Interests). We expect to benefit from the remaining 15% of tax benefits, if any, that we may actually realize.
Holdings LLC Agreement
We and the Continuing LLC Owners entered into the Holdings LLC Agreement. The operations of Holdings, and the rights and obligations of the holders of LLC Interests, are set forth in the Holdings LLC Agreement.
Distributions
The Holdings LLC Agreement requires “tax distributions” to be made by Holdings to its members, as that term is defined in the agreement. Tax distributions are made to members on a pro rata basis, including us, in an amount at least sufficient to allow us to pay our taxes and our obligations under the Tax Receivable Agreement (as described above under “—Tax Receivable Agreement”), except to the extent such distributions would render Holdings insolvent or are otherwise prohibited by law or agreements governing our indebtedness. The Holdings LLC Agreement also allows for distributions to be made by Holdings to its members on a pro rata basis out of “distributable cash,” as that term is defined in the agreement. Holdings may make distributions out of distributable cash periodically to the extent permitted by our agreements governing our indebtedness and necessary to enable us to cover our operating expenses and other obligations, including our tax liabilities and obligations under the Tax Receivable Agreement, as well as to make dividend payments, if any, to the holders of our Class A Common Stock.
LLC Interest Redemption Right
The Holdings LLC Agreement provides a redemption right to the Continuing LLC Owners which entitles them to have their LLC Interests redeemed (subject in certain circumstances to time-based vesting requirements) for, at our election (determined by a “disinterested majority” meaning a majority of our directors who are determined to be disinterested under the DGCL and, if applicable to the relevant determination, the “disinterested directors” (as determined under the NYSE rules)), newly-issued shares of our Class A Common Stock on a one-for-one basis, or to the extent there is cash available, a cash payment equal to a volume weighted average market price of one share of Class A Common Stock for each LLC interest so redeemed, in each case in accordance with the terms of the Holdings LLC Agreement; provided that, at our election (determined by a disinterested majority), we may effect a direct exchange by Solo Brands of such Class A Common Stock or such cash, as applicable, for such LLC Interests. Subject to the limitations under the Stockholders Agreement, the Continuing LLC Owners may exercise such redemption right, subject to certain exceptions, for as long as their LLC Interests remain outstanding. In connection with the exercise of the redemption or exchange of LLC Interests (1) the Continuing LLC Owners will be required to surrender a number of shares of our Class B Common Stock registered in the name of such redeeming or exchanging Continuing LLC Owner, and such surrendered shares of our Class B Common Stock will be transferred to the Company and will be canceled for no consideration on a one-for-one basis with the number of LLC Interests so redeemed or exchanged and (2) all redeeming members will surrender LLC Interests to Holdings for cancellation.
Each Continuing LLC Owner’s redemption rights are subject to certain limitations, including the absence of any liens or encumbrances on such LLC Interests redeemed and certain limitations imposed under the Stockholders Agreement. Additionally, in the case we elect a cash settlement, such Continuing LLC Owner may rescind its redemption request within a specified period of time. Moreover, in the case of a settlement in Class A Common Stock, such redemption may be conditioned on the closing of an underwritten distribution of the shares of Class A Common Stock that may be issued in connection with such proposed redemption. In the case of a settlement in Class A Common Stock, such Continuing LLC Owner may also revoke or delay its redemption request if the following conditions exist: (1) any registration statement pursuant to which the resale of the Class A Common Stock to be registered for such Continuing LLC Owner at or immediately following the consummation of the redemption shall have ceased to be effective pursuant to any action or inaction by the SEC or no such resale registration statement has yet become effective; (2) we failed to cause any related prospectus to be supplemented by any required prospectus supplement necessary to effect such redemption; (3) we exercised our right to defer, delay or suspend the filing or effectiveness of a registration statement and such deferral, delay or suspension shall affect the ability of such Continuing LLC Owner to have its Class A Common Stock registered at or immediately following the consummation of the redemption; (4) such Continuing LLC Owner is in possession of any material non-public information concerning us, the receipt of which results in such Continuing LLC Owner being prohibited or restricted from selling Class A Common Stock at or immediately following the redemption without disclosure of such information (and we do not permit disclosure); (5) any stop order relating to the registration statement pursuant to which the Class A Common Stock was to be

Solo Brands, Inc.	49	2025 Proxy Statement

registered by such Continuing LLC Owner at or immediately following the redemption shall have been issued by the SEC; (6) there shall have occurred a material disruption in the securities markets generally or in the market or markets in which the Class A Common Stock is then traded; (7) there shall be in effect an injunction, a restraining order or a decree of any nature of any governmental entity that restrains or prohibits the redemption; (8) we shall have failed to comply in all material respects with our obligations under the Registration Rights Agreement, and such failure shall have affected the ability of such Continuing LLC Owner to consummate the resale of the Class A Common Stock to be received upon such redemption pursuant to an effective registration statement; or (9) the redemption date would occur three business days or less prior to, or during, a black-out period.
The Holdings LLC Agreement requires that in the case of a redemption by a Continuing LLC Owner we contribute cash or shares of our Class A Common Stock, as applicable, to Holdings in exchange for an amount of newly issued LLC Interests that will be issued to us equal to the number of LLC Interests redeemed from the Continuing LLC Owner. Holdings will then distribute the cash or shares of our Class A Common Stock, as applicable, to such Continuing LLC Owner to complete the redemption. In the event of an election by a Continuing LLC Owner, we may, at our option, effect a direct exchange by Solo Brands of cash or our Class A Common Stock, as applicable, for such LLC Interests in lieu of such a redemption. Whether by redemption or exchange, we are obligated to ensure that at all times the number of LLC Interests that we own equals the number of our outstanding shares of Class A Common Stock (subject to certain exceptions for treasury shares and shares underlying certain convertible or exchangeable securities).
Indemnification
The Holdings LLC Agreement provides for indemnification of the manager, members and officers of Holdings and their respective subsidiaries or affiliates.
Amendments
In addition to certain other requirements, our consent, as manager, and the consent of members holding a majority of the LLC Interests then outstanding (excluding LLC Interests held directly or indirectly by us) will generally be required to amend or modify the Holdings LLC Agreement.
Transfer Restrictions
The Holdings LLC Agreement provides that pre-IPO shareholders other than Summit Partners (the “Other Holders”) may only sell shares of Common Stock acquired prior to the closing of our IPO contemporaneously with sales of Common Stock by Summit Partners in either a public or private sale to unaffiliated third parties. In connection with any such sale, an Other Holder is generally entitled to sell up to a number of shares of our Common Stock equal to the aggregate number of shares of Common Stock held by such Other Holder multiplied by a fraction, the numerator of which is the aggregate number of shares being sold by Summit Partners in such sale and the denominator of which is the aggregate number of shares of Common Stock held by Summit Partners immediately prior to such sale.
Stockholders Agreement
Summit Partners, certain Continuing LLC Owners, certain of our other stockholders, the Company, and Holdings entered into the Stockholders Agreement. Under the Stockholders Agreement, no party thereto other than Summit Partners and its affiliates may sell any of their Class A Common Stock or LLC Interests held as of the consummation of the IPO for a period of four years following the consummation of IPO, subject to certain customary exceptions including those described under “Transfer Restrictions” above. In addition, as described above, Summit Partners has the right to nominate up to four directors to our Board, subject to certain specified sunset provisions. In addition, we have agreed not to increase or decrease the size of our Board unless approved by Summit Partners. Finally, any authorization or issuance of any new class of units of Holdings (other than LLC Interests) will require the approval of holders of a majority of the shares of Common Stock held by Summit Partners and its affiliates.
Registration Rights Agreement
We entered into the Amended and Restated Registration Rights Agreement, dated as of October 27, 2021, with the Original LLC Owners, certain of our other stockholders and Holdings. The Registration Rights Agreement provides the Original LLC Owners and certain of our other stockholders specified registration rights whereby, subject to customary limitations, the Continuing LLC Owners can require us to register under the Securities Act shares of Class A Common Stock issuable to it upon, at our election, redemption or exchange of their LLC Interests, and the Former LLC Owners can require us to register under the Securities Act the shares of Class A Common Stock issued to them in connection with our IPO. The Registration Rights Agreement also provides for piggyback registration rights for the Original LLC Owners and certain of our other stockholders.

Solo Brands, Inc.	50	2025 Proxy Statement

Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 1001 Mustang Dr., Grapevine, Texas 76051 in writing not later than December [●], 2025.
Stockholders intending to present a proposal at the 2026 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting of Stockholders no earlier than January 23, 2026 and no later than February 22, 2026. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 23, 2026, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2026 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing requirements under the Company’s Bylaws, including the notice deadlines set forth above and therein, any notice of director nomination submitted to the Company must include the additional information required by Rule 14a-19(b) under the Exchange Act. Such notice must be postmarked or transmitted electronically to the Company at the Company’s principal executive offices at the address provided above no later than March 24, 2026.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Solo Brands, Inc.	51	2025 Proxy Statement

Other Matters

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solo Brands, Inc.	52	2025 Proxy Statement

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2026 Annual Meeting of Stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

Solo Brands, Inc.	53	2025 Proxy Statement

Solo Brands’ Annual Report on Form 10-K, Additional Information and Website Disclosure

A copy of Solo Brands’ Annual Report on Form 10-K for the year ended December 31, 2024, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on March 27, 2025, without charge upon written request addressed to:
Solo Brands, Inc.
Attention: Secretary
1001 Mustang Dr.
Grapevine, Texas 76051
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 at https://investors.solobrands.com.
We may also use our website as a distribution channel of material information about the Company including through press releases, investor presentations, and notices of upcoming events. We intend to utilize the investor relations section of our website at https://investors.solobrands.com as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. We also intend to use certain social media channels, including, but not limited to, X, Facebook and LinkedIn, as a means of communicating with the public, our customers and investors about our Company, our products, and other matters. While not all the information that the Company posts to its website and social media channels may be deemed to be of a material nature, some information may be and we therefore encourage investors, the media, and others interested in our Company to review the information we make public in these locations.
All periodic and current reports, registration statements and other filings that we have filed or furnished to the SEC, including our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) of the Exchange Act, are available free of charge from the SEC’s website (www.sec.gov) and on our website at https://investors.solobrands.com. Such documents are available as soon as reasonably practicable after electronic filing of the material with the SEC.
Any reference to our website or social media channels does not constitute incorporation by reference of the information contained on or available through our website, and you should not consider such information to be a part of the periodic and current reports, registration statements or other filings that we file or furnish with the SEC from time to time.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

Chris Blevins
Interim General Counsel and Corporate Secretary
Grapevine, Texas
April [●], 2025

Solo Brands, Inc.	54	2025 Proxy Statement

Annex A:
Proposed Amendment to the Certificate of Incorporation to Provide for Officer Exculpation

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
SOLO BRANDS, INC.
Solo Brands, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST:	That resolutions were duly adopted by the Board of Directors of the Corporation recommending and declaring advisable that the Amended and Restated Certificate of Incorporation of the Corporation be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:
RESOLVED, that the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to add a new Article XIV, to provide as follows:

“ARTICLE XIV.
To the fullest extent permitted by the laws of the State of Delaware as it exists on the date hereof or as it may hereafter be amended, no officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of his or her fiduciary duties as an officer. No amendment to, or modification or repeal of, this Article XIV shall adversely affect any right or protection of any officer of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.”

SECOND:	That, at an annual meeting of stockholders of the Corporation, the aforesaid amendment was duly adopted by the stockholders of the Corporation.
THIRD:	That, the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its [ ● ] on this [ ● ] day of [ ● ], 2025.
SOLO BRANDS, INC.
By: ______________________

Solo Brands, Inc.	A-1	2025 Proxy Statement

Annex B:
Proposed Amendments to the Certificate of Incorporation to Provide for Reverse Stock Split

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
SOLO BRANDS, INC.
Solo Brands, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST:    That resolutions were duly adopted by the Board of Directors of the Corporation recommending and declaring advisable that the Amended and Restated Certificate of Incorporation of the Corporation be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:
RESOLVED, that paragraph (b) of Section 4.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, as amended and/or restated to date, be amended and restated in its entirety to read as follows:
“(b)    That, effective as of 5:00 p.m. Eastern Time on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Office of the Secretary of State of the State of Delaware (the “RSS Effective Time”), a one‑for‑[10 to 100 ]1 reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [10 to 100]1 shares of Class A Common Stock and Class B Common Stock, as applicable, outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the RSS Effective Time shall be reclassified and combined into one validly issued, fully‑paid and nonassessable share of Class A Common Stock or Class B Common Stock, respectively, automatically and without any action by the holder thereof upon the RSS Effective Time and shall represent one share of Class A Common Stock or Class B Common Stock, as applicable, subject to the treatment of fractional share interests as described below, from and after the RSS Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The respective par value of the Class A Common Stock and Class B Common Stock following the Reverse Stock Split shall remain at $0.001 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. In lieu thereof, (i) with respect to stockholders who would otherwise be entitled to a fractional share of Class A Common Stock, the Corporation’s transfer agent for the registered holders of shares of Common Stock shall aggregate all fractional shares of Class A Common Stock (the “Aggregated Fractional Shares”) and arrange for them to be sold as soon as practicable after the RSS Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share of Class A Common Stock, and after the transfer agent’s completion of such sale, such stockholders shall receive a cash payment (without interest) from the transfer agent in an amount equal to their respective pro rata share of the total net proceeds of that sale (the “Total Sale Proceeds”), and (ii) with respect to stockholders who would otherwise be entitled to a fractional share of Class B Common Stock, such stockholders shall receive a cash payment equal to such fraction multiplied by a price per share equal to the Total Sale Proceeds divided by the Aggregated Fractional Shares. Any stock certificate that, immediately prior to the RSS Effective Time, rep
1    If the Reverse Stock Split Amendment is approved by stockholders at the Annual Meeting, and the Board determines to implement the Reserve Stock Split, the Certificate of Amendment filed with the Secretary of State of the State of Delaware will include the final ratio determined by the Board to be in the best interests of the Company and its stockholders.

Solo Brands, Inc.	B-1	2025 Proxy Statement

resented shares of Class A Common Stock or Class B Common Stock (an “Old Certificate”) shall thereafter, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Class A Common Stock or Class B Common Stock, as applicable, into which the shares of Class A Common Stock or Class B Common Stock represented by the Old Certificate shall have been combined, subject to the payment of cash in lieu of fractional share interests as provided above.”
SECOND: That, at an annual meeting of stockholders of the Corporation, the aforesaid amendment was duly adopted by the stockholders of the Corporation.
THIRD:     That, the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its [ ● ] on this [ ● ] day of [ ● ], 2025.
SOLO BRANDS, INC.
By: ______________________

Solo Brands, Inc.	B-2	2025 Proxy Statement

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

SOLO BRANDS, INC.
1001 MUSTANG DRIVE
GRAPEVINE, TX 76051

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 22, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DTC2025**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 22, 2025. Have your proxy card in hand when you call and then follow the instructions.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

SHARES

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following Class I director nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) John P. Larson 02) Andrea K. Tarbox 03) Elisabeth Vanzura

The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5.

NOTE: To transact such other business as may properly come before the meeting or any continuations, adjournments or postponements thereof.

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000674980_1 R1.0.0.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

Solo Brands, Inc.
Proxy Solicited on Behalf of the Board of Directors of the Company
for the Annual Meeting of Stockholders
May 23, 2025, 8:00 a.m. Central Time

The undersigned stockholder(s) hereby appoint(s) John Larson, Laura Coffey and Chris Blevins, and each of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse of this proxy card, all of the shares of Class A common stock and/or Class B common stock, as applicable, of Solo Brands, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. Central Time on May 23, 2025, at www.virtualshareholdermeeting.com/DTC2025, and any continuation, adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000674980_2 R1.0.0.2

Continued and to be signed on reverse side